Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	VISIONCHINA MEDIA INC.
Entity Central Index Key	0001415911
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	101,313,015
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current Assets:
Cash and cash equivalents	$ 80,309,629	$ 67,211,336
Restricted cash	3,305,889	70,061,961
Accounts receivable, net of allowance for doubtful accounts of $1,241,874 and $4,427,016 as of December 31, 2010 and 2011, respectively	66,284,254	51,084,505
Amounts due from related parties	2,444,076	3,177,665
Prepaid expenses and other current assets	34,278,153	32,031,943
Total current assets	186,622,001	223,567,410
Non-current Assets:
Fixed assets, net	13,637,752	14,307,881
Goodwill	141,406,456	134,570,979
Intangible assets, net	39,537,180	43,941,934
Investments under equity method	7,200,301	6,618,828
Other investments	3,020,677	2,750,876
Long-term prepayments and deposits	19,896,185	13,778,574
Restricted cash	1,101,963	302,489
Deferred tax assets	2,718,167	3,120,980
Total non-current assets	228,518,681	219,392,541
TOTAL ASSETS	415,140,682	442,959,951
Current Liabilities:
Short-term bank loans (including short-term bank loans of the consolidated variable interest entities ("VIEs") without recourse to VisionChina Media Inc. (the "Company") of $60,497,898 and $20,465,028 as of December 31, 2010 and 2011, respectively)	20,465,028	121,697,898
Accounts payable (including accounts payable of the consolidated VIEs without recourse to the Company of $11,528,688 and $14,130,377 as of December 31, 2010 and 2011, respectively)	16,148,736	13,242,872
Amounts due to related parties (including amounts due to related parties of the consolidated VIEs without recourse to the Company of $1,703,287 and $1,336,814 as of December 31, 2010 and 2011, respectively)	1,415,681	1,752,061
Consideration payable (including consideration payable of the consolidated VIEs without recourse to the Company of $2,425,532 and nil as of December 31, 2010 and 2011, respectively)	64,000,000	36,425,532
Income tax payable (including income tax payable of the consolidated VIEs without recourse to the Company of $443,350 and $117,635 as of December 31, 2010 and 2011, respectively)	117,635	443,350
Accrued expenses and other current liabilities (including accrued expenses and other current liabilities of the consolidated VIEs without recourse to the Company of $9,110,362 and $12,217,882 as of December 31, 2010, and 2011, respectively)	18,814,550	11,953,226
Total current liabilities	120,961,630	185,514,939
Non-current Liabilities:
Consideration payable		29,631,318
Deferred tax liabilities (including deferred tax liabilities of the consolidated VIEs without recourse to the Company of $498,107 and $338,106 as of December 31, 2010, and 2011, respectively)	9,808,291	10,896,392
Other non-current liability	968,780	1,664,768
Total non-current liabilities	10,777,071	42,192,478
Total liabilities	131,738,701	227,707,417
Commitments and contingencies
Equity
Common shares ($0.0001 par value; 200,000,000 shares authorized; 84,894,888 and 101,313,015 shares issued and outstanding as of December 31, 2010 and 2011, respectively)	10,131	8,490
Additional paid-in capital	341,963,008	273,934,960
Accumulated deficit	(93,729,215)	(81,225,923)
Accumulated other comprehensive income	34,940,445	22,067,477
Total VisionChina Media Inc. shareholders' equity	283,184,369	214,785,004
Noncontrolling interest	217,612	467,530
Total equity	283,401,981	215,252,534
TOTAL LIABILITIES AND EQUITY	$ 415,140,682	$ 442,959,951

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance for doubtful accounts	$ 4,427,016	$ 1,241,874
Short-term bank loans	20,465,028	121,697,898
Accounts payable	16,148,736	13,242,872
Amounts due to related parties	1,415,681	1,752,061
Consideration payable	64,000,000	36,425,532
Income tax payable	117,635	443,350
Accrued expenses and other current liabilities	18,814,550	11,953,226
Deferred tax liabilities	9,808,291	10,896,392
Common shares, par value (in dollars per share)	$ 0.0001	$ 0.0001
Common shares, authorized (in shares)	200,000,000	200,000,000
Common shares, issued (in shares)	101,313,015	84,894,888
Common shares, outstanding (in shares)	101,313,015	84,894,888
Consolidated variable interest entities ("VIEs")
Short-term bank loans	20,465,028	60,497,898
Accounts payable	14,130,377	11,528,688
Amounts due to related parties	1,336,814	1,703,287
Consideration payable		2,425,532
Income tax payable	117,635	443,350
Accrued expenses and other current liabilities	12,217,882	9,110,362
Deferred tax liabilities	$ 338,106	$ 498,107

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Third-parties:
Advertising service revenue	$ 179,415,668	$ 138,056,640	$ 120,686,086
Advertising equipment revenue	1,558,764
Total third-parties revenues	180,974,432	138,056,640	120,686,086
Related-parties:
Advertising equipment revenue	219,918
Total revenues	181,194,350	138,056,640	120,686,086
Third-parties:
Advertising service cost	127,057,954	121,000,454	61,104,381
Advertising equipment cost	1,339,536
Total third-parties cost of revenues	128,397,490	121,000,454	61,104,381
Related-parties:
Advertising equipment cost	154,491
Total cost of revenues	128,551,981	121,000,454	61,104,381
Gross profit	52,642,369	17,056,186	59,581,705
Operating expenses:
Selling and marketing expenses	44,916,460	28,315,592	24,620,897
General and administrative expenses	13,207,064	9,499,717	7,425,222
Impairment loss on intangible assets and goodwill		145,720,504
Contingent loss in connection with a litigation	3,375,000
Other operating expense	2,140,655
Total operating expenses	63,639,179	183,535,813	32,046,119
Government grant			538,085
Share of (losses) profits from equity method investees	230,280	(109,989)	(998,606)
Dividend income from other investments	142,265
Gain on disposal of equity interest in a subsidiary	175,903
Operating profit (loss)	(10,448,362)	(166,589,616)	27,075,065
Interest income	1,711,117	2,082,605	1,860,017
Interest expense	(4,716,577)	(4,952,239)	(109,590)
Other (expenses) income	42,153		(1,278)
Net income (loss) before income taxes	(13,411,669)	(169,459,250)	28,824,214
Income tax (expenses) benefits	793,415	18,202,289	(2,348,254)
Net income (loss)	(12,618,254)	(151,256,961)	26,475,960
Net loss (income) attributable to noncontrolling interest	114,962	(81,261)	127,043
Net income (loss) attributable to VisionChina Media Inc. shareholders	(12,503,292)	(151,338,222)	26,603,003
Net income (loss) per share:
Basic (in dollars per share)	$ (0.12)	$ (1.83)	$ 0.37
Diluted (in dollars per share)	$ (0.12)	$ (1.83)	$ 0.37
Weighted average number of shares used in computation of net income (loss) per share:
Basic (in shares)	102,047,414	82,739,234	71,686,900
Diluted (in shares)	102,047,414	82,739,234	72,676,438
Share-based compensation expenses during the related periods included in:
Share-based compensation expenses	817,673	947,505	4,332,111
Cost of revenues
Share-based compensation expenses during the related periods included in:
Share-based compensation expenses	58,836	100,711	63,477
Selling and marketing expenses
Share-based compensation expenses during the related periods included in:
Share-based compensation expenses	447,767	432,632	3,698,329
General and administrative expenses
Share-based compensation expenses during the related periods included in:
Share-based compensation expenses	$ 311,070	$ 414,162	$ 570,305

CONSOLIDATED STATEMENTS OF CHANGES OF EQUITY AND COMPREHENSIVE INCOME (LOSS) (USD $)	Total	Comprehensive income (loss)	VisionChina Media Inc. shareholders Comprehensive income (loss)	Common shares	Additional paid-in capital	Accumulated (deficit) profit	Accumulated other comprehensive income	Noncontrolling interest	Noncontrolling interest Comprehensive income (loss)
Balance at Dec. 31, 2008	$ 245,634,615			$ 7,182	$ 190,694,719	$ 43,509,296	$ 10,862,017	$ 561,401
Balance (in shares) at Dec. 31, 2008				71,819,442
Increase (Decrease) in Shareholders' Equity
Shares repurchases	(3,582,515)			(66)	(3,582,449)
Shares repurchases (in shares)				(658,980)
Exercise of share options	918,282			42	918,240
Exercise of share options (in shares)				423,139
Restricted shares				56	(56)
Restricted shares (in shares)				557,083
Share-based compensation	4,332,111				4,332,111
Foreign currency translation adjustment	(362,739)	(362,739)	(362,739)				(362,739)
Net income (loss)	26,475,960	26,475,960	26,603,003			26,603,003		(127,043)	(127,043)
Total comprehensive income (loss)		26,113,221	26,240,264						(127,043)
Balance at Dec. 31, 2009	273,415,714			7,214	192,362,565	70,112,299	10,499,278	434,358
Balance (in shares) at Dec. 31, 2009				72,140,684
Increase (Decrease) in Shareholders' Equity
Shares issued for DMG Acquisition (as defined in Note 3)	67,567,386			848	67,566,538
Shares issued for DMG Acquisition (as defined in Note 3) (in shares)				8,476,013
Noncontrolling interest acquired in DMG Acquisition	2,403							2,403
Shares issued to certain subscribers (Note 14)	12,901,247			401	12,900,846
Shares issued to certain subscribers (Note 14) (in shares)				4,006,474
Exercise of share options	157,533			20	157,513
Exercise of share options (in shares)				202,800
Restricted shares				7	(7)
Restricted shares (in shares)				68,917
Share-based compensation	947,505				947,505
Dividend paid to a noncontrolling shareholder	(50,492)							(50,492)
Foreign currency translation adjustment	11,568,199	11,568,199	11,568,199				11,568,199
Net income (loss)	(151,256,961)	(151,256,961)	(151,338,222)			(151,338,222)		81,261	81,261
Total comprehensive income (loss)		(139,688,762)	(139,770,023)						81,261
Balance at Dec. 31, 2010	215,252,534			8,490	273,934,960	(81,225,923)	22,067,477	467,530
Balance (in shares) at Dec. 31, 2010	84,894,888			84,894,888
Increase (Decrease) in Shareholders' Equity
Shares issued to certain subscribers (Note 14)	68,996,741			1,737	68,995,004
Shares issued to certain subscribers (Note 14) (in shares)				17,375,479
Shares repurchases	(1,877,565)			(106)	(1,877,459)
Shares repurchases (in shares)				(1,062,450)
Exercise of share options	92,840			8	92,832
Exercise of share options (in shares)				88,334
Restricted shares				2	(2)
Restricted shares (in shares)				16,764
Share-based compensation	817,673				817,673
Disposal of equity interest in a subsidiary	(134,956)							(134,956)
Foreign currency translation adjustment	12,872,968	12,872,968	12,872,968				12,872,968
Net income (loss)	(12,618,254)	(12,618,254)	(12,503,292)			(12,503,292)		(114,962)	(114,962)
Total comprehensive income (loss)		254,714	369,676						(114,962)
Balance at Dec. 31, 2011	$ 283,401,981			$ 10,131	$ 341,963,008	$ (93,729,215)	$ 34,940,445	$ 217,612
Balance (in shares) at Dec. 31, 2011	101,313,015			101,313,015

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (12,618,254)	$ (151,256,961)	$ 26,475,960
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Allowance for doubtful accounts	3,067,349	585,502	627,169
Depreciation and amortization	10,875,940	16,410,245	5,150,952
Impairment loss on intangible assets and goodwill		145,720,504
Loss on disposal of fixed assets	3,162	61,056	30,005
Gain on disposal of equity interest in a subsidiary	(175,903)
Share of losses (profits) from equity method investees	(230,280)	109,989	998,606
Share-based compensation	817,673	947,505	4,332,111
Finance cost on consideration payable	368,682	664,246
Deferred tax	(956,260)	(18,008,959)	(183,138)
Changes in operating assets and liabilities:
Accounts receivable	(16,512,238)	(9,237,956)	620,661
Amounts due from related parties	505,073	1,307,017	891,092
Prepaid expenses and other current assets	(10,328,029)	(13,676,430)	(3,971,230)
Accounts payable	2,364,875	7,484,947	1,073,962
Accrued expenses and other current liabilities	5,791,432	(1,686,546)	1,552,425
Amounts due to related parties	(407,954)	811,541	(573,255)
Income tax payable	(182,326)	(2,446,445)	2,371,947
Net cash provided by (used in) operating activities	(17,617,058)	(22,210,745)	39,397,267
CASH FLOWS FROM INVESTING ACTIVITIES:
Settlements of consideration payable	(1,321,189)	(68,509,178)	(64,249,402)
Net cash inflow from acquisition of subsidiaries		3,840,983
Acquisitions of fixed assets	(2,300,424)	(3,435,173)	(1,408,117)
Acquisitions of intangible assets		(133,095)	(234,599)
Restricted cash	68,831,080	38,607,862	(64,368,455)
Deposits for acquisitions of subsidiaries			(40,000,000)
Investment in other investments	(157,423)		(389,048)
Net cash inflow from disposal of equity interest in a subsidiary	72,580
Net cash (used in) provided by investing activities	65,124,624	(29,628,601)	(170,649,621)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank loans	20,465,028	78,181,484	41,531,294
Repayment of bank loans	(123,812,507)	(42,849,029)
Proceeds from issuance of common shares	68,996,741	12,901,247
Proceeds from exercise of share options	92,840	157,533	918,282
Share repurchases	(1,877,565)		(5,037,171)
Payments of direct offering expenses			(278,902)
Dividend paid to a noncontrolling shareholder		(50,492)
Net cash provided by (used in) financing activities	(36,135,463)	48,340,743	37,133,503
Effect of changes in exchange rate	1,726,190	1,875,852	(295,348)
Net (decrease) increase in cash and cash equivalents	13,098,293	(1,622,751)	(94,414,199)
Cash and cash equivalents at the beginning of the year	67,211,336	68,834,087	163,248,286
Cash and cash equivalents at the end of the year	80,309,629	67,211,336	68,834,087
Supplemental disclosure of cash flow information:
Income taxes paid	329,907	2,253,115	159,445
Interest paid	4,347,895	4,397,583
Non-cash investing and financing activities:
Shares issued as part of consideration for acquisition of subsidiaries (Note 3)		$ 67,567,386

ORGANIZATION AND PRINCIPAL ACTIVITIES	12 Months Ended
Dec. 31, 2011
ORGANIZATION AND PRINCIPAL ACTIVITIES
ORGANIZATION AND PRINCIPAL ACTIVITIES

1.                                      ORGANIZATION AND PRINCIPAL ACTIVITIES

VisionChina Media Inc.  (the “Company”) was incorporated under the laws of the Cayman Islands on January 27, 2006.  The Company, its subsidiaries and variable interest entities (“VIEs”) (collectively, the “Group”) sell advertising time on its out-of-home digital television networks in the People’s Republic of China (the “PRC”).  The Group’s principal geographic market is in the PRC.

The Company holds its interest in the operating subsidiaries and investees through a holding company, China Digital Technology Consulting Co., Ltd.  (“CDTC”), which is a wholly owned company established in the PRC on March 9, 2006.  The Company does not conduct any substantive operations of its own, but conducts its primary business operations through CDTC’s VIE, VisionChina Media Group Limited (“VisionChina Media Group”) and VisionChina Media Group’s subsidiaries and investees.  VisionChina Media Group was established under the laws of the PRC on April 8, 2005.

In January 2010, pursuant to an agreement entered into between the Company and Digital Media Group Company Limited (“DMG”), the Company acquired a 100% equity interest in DMG, which sells advertising time on its out-of-home digital television networks in the PRC’s subway.

DMG was incorporated under the laws of the British Virgin Islands on May 13, 2003.  DMG, its subsidiaries and VIE sell advertising time on its out-of-home digital television networks in the PRC and provide passenger information and direction system (“PIDS”) in the PRC.  DMG does not conduct any substantive operations of its own, but conducts its primary business through its wholly-owned subsidiaries, DMG (HK) Co., Limited (“DMG HK”), Beijing Eastlong Technology Development Co., Ltd.  (“Eastlong Technology”), Eastlong Technology’s VIE, Beijing Eastlong Advertising Co., Ltd.  (“Eastlong Advertising”), and Eastlong Advertising’s subsidiaries and equity investees.

The VIEs contractual arrangements

Chinese laws and regulations prohibit or restrict foreign ownership of media content and advertising business.  To comply with these foreign ownership restrictions, the Group invests in ventures with local television stations and provides advertising services on its out-of-home digital television networks in the PRC through VisionChina Media Group and Eastlong Advertising, which are PRC legal entities established by co-founders of the Company and DMG, respectively.

Applicable PRC laws and regulations prohibit foreign investment in and ownership of mobile advertising agencies.  As a Cayman Islands corporation, the Company is deemed a foreign legal person under PRC laws.

To provide the Company with effective control over the two VIEs, namely VisionChina Media Group and Eastlong Advertising, and the ability to receive substantially all of the economic benefits of the VIEs and their subsidiaries, a series of contractual arrangements were entered amongst:

·                                          CDTC, VisionChina Media Group and direct equity holders of VisionChina Media Group; and

·                                          Eastlong Technology, Eastlong Advertising and direct equity holders of Eastlong Advertising.

Agreements that transfer economic benefits to CDTC and Eastlong Technology:

Technology and management services agreement

Pursuant to the technology and management service agreement and amendments thereto entered into on March 30, 2006 and February 15, 2007 between CDTC and VisionChina Media Group, CDTC provides technology consulting and management services related to the business operations of VisionChina Media Group.  As consideration for such services, VisionChina Media Group has agreed to pay service fees as specified by CDTC in its fee notice to VisionChina Media Group from time to time.  The fees payable are calculated based on hourly rates set forth in the agreement or otherwise agreed upon between the parties.  The term of this agreement is 25 years from the date thereof.  In the event of a default under this agreement, the non-defaulting party can terminate this agreement.

Domain Name License Agreement

Pursuant to the domain name license agreement and amendments thereto entered into on March 30, 2006 and February 15, 2007 between CDTC and VisionChina Media Group, CDTC grants VisionChina Media Group the exclusive right to use its domain names, in exchange for a fee based on the gross annual revenues of VisionChina Media Group.  The fee is subject to periodic adjustments by the parties.  The agreement has a term of 25 years, which may be terminated at any time or extended by CDTC at its discretion.  In the event of a default under this agreement, the non-defaulting party can terminate this agreement.

Business Cooperation Agreement

Pursuant to the business cooperation agreement and amendments thereto entered into on February 22, 2005 between Eastlong Technology and Eastlong Advertising, Eastlong Advertising may establish entities for the purposes of operating an out-of-home advertising platform and selling advertisements or value-added services on that platform.  Eastlong Technology provides Eastlong Advertising with technology consulting services related to the conduct of its business.  As consideration for such services, the profits generated by Eastlong Advertising shall be transferred to Eastlong Technology in accordance with the business cooperation agreement.  Eastlong Technology is the exclusive and sole cooperating partner of Eastlong Advertising.  Eastlong Technology has right to appoint and elect board members and senior management members of Eastlong Advertising.  The term of this agreement commences on February 22, 2005 and remains in effect unless Eastlong Technology ceases to exist.  This agreement can be terminated if Eastlong Technology is unable to provide any services to Eastlong Advertising for a continuous period of more than three years due to force majeure.

Agreements that provide the Company with effective control over VisionChina Media Group and Eastlong Advertising:

Loan Agreements

CDTC entered into a loan agreement and amendments thereto with Mr. Limin Li and Ms. Yanqing Liang, direct equity holders of VisionChina Media Group, on March 30, 2006 and February 15, 2007, which allows the Company to capitalize the PRC operating affiliates in VisionChina Media Group and facilitates the establishment of the current corporate structure in VisionChina Media Group.  CDTC made an interest-free loan of RMB50 million to the direct equity holders of VisionChina Media Group.  The loan can be repaid only with the proceeds from the transfer of equity interest in VisionChina Media Group owned by the direct equity holders to CDTC or to another person designated by CDTC pursuant to the Option Agreement as discussed below.  In the event of a default under this agreement, the non-defaulting party can terminate this agreement.

Eastlong Technology entered into a series of loan agreements and amendments thereto with Mr. Qijun Men and Mr. Haifeng Wang, direct equity holders of Eastlong Advertising, in February 2005, March 2007 and May 2008, respectively, which allowed Eastlong Advertising to capitalize its PRC operating affiliates and facilitates the establishment of the corporate structure.  Eastlong Technology made an interest-free loan of RMB20 million to the direct equity holders of Eastlong Advertising.  This loan can only be repaid by transferring the equity interest in Eastlong Advertising owned by the direct equity holders to Eastlong Technology or to another person designated by Eastlong Technology.  In the event of a default under this agreement, the non-defaulting party can terminate this agreement.

Proxy Letter

Mr. Limin Li and Ms. Yanqing Liang, direct equity holders of VisionChina Media Group, signed certain proxy letters on February 15, 2007, pursuant to which Mr. Limin Li and Ms. Yanqing Liang have granted an employee of CDTC, who is a PRC citizen, the right to exercise all their voting rights as equity holders of VisionChina Media Group as provided under its articles of association, to vote on their behalf on all matters, including the right to appoint and elect board members and senior management members of VisionChina Media Group.  Such grant must be approved by CDTC and the grantee must be an employee of CDTC.  If the grantee ceases to be an employee of CDTC, then the grantors will revoke the proxy and grant a similar proxy to a then-current employee of CDTC designated by CDTC.  The proxy letters will remain effective until February 15, 2032.

Option Agreements

CDTC, Mr. Limin Li and Ms. Yanqing Liang entered into an option agreement on February 15, 2007, pursuant to which CDTC has an exclusive option to purchase, or to designate another qualified person to purchase, to the extent permitted by PRC law and foreign investment policies, part or all of the equity interests in VisionChina Media Group owned by Mr. Limin Li and Ms. Yanqing Liang.  The purchase price for the entire equity interest shall be the greater of (i) RMB50 million and (ii) the minimum price permitted by applicable PRC law and agreed upon by the parties.  The option agreement remains in effect until the completion of the transfer of all the equity interests in accordance with the option agreement.  In the event of a default under this agreement, the non-defaulting party can terminate this agreement.

Eastlong Technology, Mr. Qijun Men and Mr. Haifeng Wang entered into a series of option agreements and amendments thereto in February 2005, March 2007 and May 2008, respectively, pursuant to which Eastlong Technology has an exclusive option to purchase, or to designate another qualified person to purchase, to the extent permitted by the PRC law and foreign investment policies, all of the equity interests in Eastlong Advertising owned by Mr. Qijun Men and Mr. Haifeng Wang.  The purchase price for the entire equity interest shall be RMB20 million.  The option agreement remains in effect until the completion of the transfer of all the equity interests in accordance with the option agreements.

The above contractual arrangements allow the Group to have (1) the power to direct the activities of VisionChina Media Group, Eastlong Advertising and their subsidiaries that most significantly affect their economic performance and (2) the obligation to absorb losses of, or the right to receive benefits from VisionChina Media Group, Eastlong Advertising and their subsidiaries.  Accordingly, the Group treats VisionChina Media Group and Eastlong Advertising as VIEs.  Because the Group is the primary beneficiary of VisionChina Media Group and Eastlong Advertising, the Group has effectively control on and consolidated the financial results of VisionChina Media Group and Eastlong Advertising and their subsidiaries.

Risks in relation to the VIEs structure

The Group believes that the VIEs arrangements are in compliance with PRC law and are legally enforceable. The equity holders of the VIEs are also shareholders of the Group and therefore have no current interest in seeking to act contrary to the contractual arrangements. However, there are certain risks related to the VIE arrangements, which include but are not limited to the following:

·                                          If the ownership structure and contractual arrangements are found to be in violation of any existing or future PRC laws or regulations, the Group could be subject to severe penalties;

·                                          The Group relies on contractual arrangements with the VIEs and their equity holders for substantially all of its PRC operations, which may not be as effective as direct ownership in providing operational control; and

·                                          The Group may have to incur significant cost to enforce, or may not be able to effectively enforce, the contractual arrangements with the VIEs and their equity holders in the event of a breach or non-compliance by the VIEs or their equity holders.

The Company has two VIEs, VisionChina Media Group and Eastlong Advertising, which it has consolidated under the authoritative literature because it is the primary beneficiary of these VIEs.  Since the Company, through its subsidiaries, has (1) the power to direct the activities of the VIEs that most significantly affect the VIEs’ economic performance and (2) the right to receive benefits from the VIE, the Company has continued to consolidate the VIEs upon the adoption of the new guidance, which, other than for additional disclosures, has no accounting impact on the Company’s consolidated financial statements.

The financial information of the Company’s VIEs and VIEs’ subsidiaries as of December 31, 2010 and 2011 and for the years ended December 31, 2009, 2010 and 2011 is as follows:

	December 31,
	2010	2011

Total assets	$414,749,161	$438,643,462
Total liabilities	464,874,596	492,507,843

	Year ended December 31,
	2009	2010	2011

Total revenues	$120,747,711	$138,056,640	$199,622,163
Net income (loss)	33,145,938	(110,259,691)	(2,762,658)
Net cash provided by operating activities	41,206,699	1,760,983	57,162,780
Net cash used in investing activities	(92,614,579)	(55,717,423)	(1,664,123)
Net cash used in financing activities	(16,810,699)	(58,334,979)	(44,693,807)

The Group’s consolidated assets do not include any collateral for VisionChina Media Group’s and Eastlong Advertising’s obligations.

Other than the guarantee issued to secure a credit facility by CDTC (see Note 12), there was no pledge or collateral of the assets either in VisionChina Media Group or Eastlong Advertising.  Creditors of VisionChina Media Group have no recourse to the general credit of CDTC or the Company, which is the primary beneficiary of VisionChina Media Group.  Creditors of Eastlong Advertising have no recourse to the general credit of Eastlong Technology or the Company, which is primary beneficiary of Eastlong Advertising.

As of December 31, 2011, subsidiaries and variable interest entities include the following entities:

		Date of	Place of
	Date of	establishment/	establishment/	Percentage of
Companies	acquisition	incorporation	incorporation	ownership

Subsidiaries of the Company
CDTC	N/A	March 9, 2006	PRC	100%
Aim Sky International Limited (“Aim”)	April 1, 2008	January 1, 2008	British Virgin	100%
			Islands (“BVI”)
Win Prosper Development Limited	N/A	April 23, 2008	Hong Kong (“HK”)	100%
Century Port Limited (“Century”)	May 1, 2008	March 20, 2008	BVI	100%
Golden Carriage International Limited (“Golden”)	May 1, 2008	December 13, 2007	BVI	100%
Goldwhite Limited (“Goldwhite”)	May 1, 2008	March 21, 2008	BVI	100%
Peak Win Limited (“Peak”)	May 1, 2008	March 19, 2008	BVI	100%
Ahead Smart Holdings Limited (“Ahead”)	August 4, 2008	June 18, 2008	BVI	100%
Vision Best Limited	N/A	September 23, 2009	BVI	100%
Whole Genius Limited	N/A	May 16, 2008	HK	100%
DMG	January 2, 2010	May 15, 2003	BVI	100%
DMG HK	January 2, 2010	October 10, 2003	HK	100%
Eastlong Technology	January 2, 2010	December 10, 2001	PRC	100%
Shenzhen Huachangshi Digital Technology Co., Ltd. (“Huachangshi”)	N/A	November 27, 2008	PRC	100%
Shenzhen Huadingshi Digital Technology Co., Ltd.	N/A	December 20, 2010	PRC	100%
Dienzhi Advertising (Shanghai) Co., Ltd	January 2, 2010	March 19, 2009	PRC	100%

VIE of CDTC
VisionChina Media Group	N/A	April 8, 2005	PRC	note (a)

		Date of	Place of
	Date of	establishment/	establishment/	Percentage of
Companies	acquisition	incorporation	incorporation	ownership

Subsidiaries of VisionChina Media Group
Shenzhen HDTV Industry Investment Co., Ltd. (“Shenzhen HDTV”)	February 17, 2006	June 16, 2004	PRC	100%
Beijing Beiguang Media Mobile Television Advertising Co., Ltd.	N/A	December 18, 2006	PRC	100%
Beijing Huaguangshi Co., Ltd.	N/A	April 22, 2009	PRC	100%
Beijing Hua Jingshi Media Advertising Co., Ltd.	N/A	July 26, 2007	PRC	100%
Beijing Hua Meishi Advertising Co., Ltd.	N/A	May 25, 2007	PRC	100%
Luzhou Huashi Digital Technology Co., Ltd. (“Luzhou Huashi”)	N/A	November 21, 2009	PRC	100%
Nanjing Hua Dingshi Communication Technology Co., Ltd.	N/A	July 16, 2007	PRC	100%
Shenzhen Hua Meishi Advertising Co., Ltd.	N/A	June 29, 2007	PRC	100%
Shenzhen Huashixin Culture Media Co., Ltd.	N/A	September 3, 2007	PRC	100%
Nanjing Media Culture Co., Ltd.	N/A	March 28, 2007	PRC	100%
Guangzhou Jiaojian Multimedia Information Technology Co., Ltd.	N/A	October 8, 2007	PRC	50%
Shanghai Junshi Advertising Co., Ltd.	N/A	June 11, 2008	PRC	100%
Xian Qujiang Huachangshi Digital Mobile Television Co., Ltd. (“Xian Huachangshi”)	N/A	November 12, 2009	PRC	100%
Jiangxi Huashi Media Advertising Co., Ltd. (“Jiangxi Huashi”)	N/A	June 17,2011	PRC	100%

VIE of Eastlong Technology
Eastlong Advertising	January 2, 2010	March 30, 2004	PRC	note (b)

Subsidiaries of Eastlong Advertising
Nanjing Metro Operation Information Service Co., Ltd.	January 2, 2010	September 13, 2006	PRC	100%
Shenzhen Metro Operation Information Service Co., Ltd. (“DMG Shenzhen”)	January 2, 2010	August 10, 2005	PRC	100%
Tianjin Metro Operation Information Service Co., Ltd.	January 2, 2010	September 22, 2005	PRC	100%
Dienzhi Advertising (Beijing) Co., Ltd.	January 2, 2010	June 17, 2009	PRC	100%

Notes:

(a)                                 Through a series of contractual arrangements, VisionChina Media Group became a VIE of CDTC.

(b)                                 Through a series of contractual arrangements, Eastlong Advertising became a VIE of Eastlong Technology.

As of December 31, 2011, the Group’s equity method investees include the following entities:

	Date of	Date of	Place of	Percentage of
Investee companies	acquisition	establishment	establishment	ownership

Chengdu Mobile Digital Television Company Limited (“Chengdu Mobile”)	N/A	April 29, 2005	PRC	49%
Chongqing Light Rail Information Services Co., Ltd. (“DMG Chongqing”)	January 2, 2011	December 30, 2004	PRC	46.75%
Haerbin China Mobile Television Company limited (“Haerbin Mobile”)	N/A	November 10, 2005	PRC	49%
Jilin Mobile Television Company Limited (“Jilin Mobile”)	N/A	November 8, 2005	PRC	49%
Dalian Mobile Digital Television Company Limited (“Dalian Mobile”)	N/A	February 20, 2006	PRC	49%
Henan China Digital Mobile Television Company Limited (“Henan Mobile”)	N/A	July 4, 2006	PRC	49%
Hubei China Digital Television Company Limited (“Hubei Mobile”)	N/A	July 26, 2006	PRC	49%
Suzhou China Digital Mobile Television Company Limited (“Suzhou Mobile”)	N/A	February 17, 2007	PRC	49%
Changzhou China Digital Mobile Television Company Limited (“Changzhou Mobile”)	N/A	March 19, 2007	PRC	49%
Ningbo China Digital Mobile Television Company Limited (“Ningbo Mobile”)	N/A	April 5, 2007	PRC	49%
Zhongguanguoji Metro TV (Beijing) Co., Ltd. (“Zhongguanguoji”)	January 2, 2010	December 22, 2005	PRC	49%

In January 2011, the Company disposed of 15.00% equity interest in the DMG Chongqing with a net asset value of $365,373 to a third party noncontrolling shareholder at a consideration of $230,709 with a gain of $ 175,903. Upon such disposal, the equity interest of the Company in DMG Chongqing decreased from 61.75% to 46.75%, and the Company’s voting power in board meetings of DMG Chongqing decreased from 60% to 40% while pursuant to the articles of association of DMG Chongqing, 50% or above of votes was required to pass a board resolution. Therefore, the Company deconsolidated DMG Chongqing upon such disposal, and accounted for it as an equity method investee because the Company can exercise significant influence over DMG Chongqing. The directors of the Company considered that the operation of the DMG Chongqing is not significant to the Group.

Summary balance sheet information of DMG Chongqing as of the disposal date is as follows:

Cash and cash equivalents	$158,129
Other assets	538,607
Total liabilities	(331,363)

Total identifiable net assets	$365,373

Net cash inflow arising from disposal of equity interest of DMG Chongqing in 2011:
Consideration received	$230,709
Cash and cash equivalents disposed	(158,129)

$72,580

Apart from Zhongguanguoji and DMG Chongqing, the Group’s equity method investees have been separately formed with ten separate parties for the purpose of engaging in provision of digital mobile television advertising services in the PRC.  VisionChina Media Group contributed cash and another investor contributed advertising broadcasting rights to the equity method investees for 49% and 51% equity interests, respectively.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)                                 Basis of presentation

The consolidated financial statements of the Company have been prepared in accordance with the accounting principles generally accepted in the United States of America (“US GAAP”).

(b)                                 Principles of Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIEs for which the Company is the primary beneficiary.  All inter-company transactions and balances have been eliminated on consolidation.

(c)                                  Noncontrolling interest

Noncontrolling interest have been reported as a component of equity in the consolidated balance sheets and consolidated statements of changes of equity and comprehensive income for all periods presented.

(d)                                 Significant risks and uncertainties

The Group participates in a young and dynamic industry and believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: advances and trends in new technologies or industry standards; competition; changes in key suppliers; changes in certain strategic relationships; regulatory or other PRC related factors such as PRC tax rules and etc.; risks associated with the Group’s ability to attract and retain employees necessary to support its growth; risks related to VIEs structure as detailed in note 1; and general risks associated with the advertising industry.

The Company is currently involved in litigation with the selling shareholders and former management of DMG as detailed in Note 18(c). There can be no assurance that the Company will be successful in defending against any claims in the future. The damages, costs, expenses and attorneys’ fees arising from any future claims against the Company could have an adverse effect on the Group’s business, results of operations, financial condition and prospects. In addition, the Group’s reputation may be negatively affected by these or any future allegations.

(e)                                  Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments which are unrestricted as to withdrawal or use, and which have maturities of three months or less when purchased.

(f)                                    Restricted cash

Restricted cash represents the amount of cash pledged as securities for outstanding bank loans to financial institutions and the bank deposits placed in escrow accounts as the performance security for certain concession agreements and PIDS agreements which are restricted from withdrawal.  Restricted cash pledged as securities for outstanding short-term bank loans to financial institutions is classified as current asset. Restricted cash related to bank deposits in escrow accounts as the performance security for certain concession agreements and PIDS agreements are classified as current or non-current assets depending on whether or not such agreements are expected to be completed within one year.

(g)                                 Accounts receivable

Accounts receivable primarily represent amounts due from customers, which are recorded at the invoiced amount or at an amount in accordance with the contractual terms agreed with the advertising customers, and do not bear interest.  The Group reviews its accounts receivable on a periodic basis and records allowances when there is a doubt as to the collectibility of the balance.  In evaluating the collectibility of the accounts receivable balances, the Group considers various factors, including the age of the balance, customer specific facts and economic conditions.  Accounts receivable balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  The Group does not have any off-balance-sheet credit exposure related to its customers.

(h)                                 Intangible assets, net

Intangible assets, which consist of concession contracts, customer base, non-compete agreements, technology, trademark and patents are carried at cost less accumulated amortization.  Amortization is calculated using the straight-line method over their respective expected useful lives as follows:

Estimated useful life
Customer base	5 years
Non-compete agreements	10 years
Trademark	10 years
Patents	10 years
Concession contracts	9 years
Technology	9 years

(i)                                    Fixed assets, net

Fixed assets are carried at cost less accumulated depreciation and amortization.  Assembly in progress is not depreciated until it is ready for its intended use.

Depreciation and amortization is computed on a straight-line basis over the following estimated useful lives, after taking into account the residual values:

Estimated useful life
Media display equipment	5 years
Computers and office equipment	5 years
Motor vehicles	5 years
Leasehold improvements	lesser of lease terms or the estimated useful lives of the assets

(j)                                    Investments under equity method

The investments for which the Group has the ability to exercise significant influence are accounted for under the equity method.  Under the equity method, original investments are recorded at cost and adjusted by the Group’s share of undistributed earnings or losses of these entities, by the amortization of intangible assets recognized upon purchase price allocation and by dividend distributions or subsequent investments.  All unrecognized inter-company profits and losses have been eliminated under the equity method.

The Group generates a portion of its revenues from sales of advertising time on mobile television networks which are owned by its equity method investees.  Because the operations of the Group’s investees under equity method form an integral part to the Group’s operating activities, the Group’s share of undistributed earnings or losses of these entities is classified as part of the Group’s operating profit (loss).

When the estimated amount to be realized from the investments falls below its carrying value, an impairment charge is recognized in the consolidated statements of operations when the decline in value is considered other than temporary.

(k)                                 Other investments

The Group’s investments in non-marketable equity securities for which the Group does not have the ability to exercise significant influence or control are accounted for using the cost method.  Dividends and other distributions of earnings from investees, if any, are recognized in the consolidated statements of operations when declared.  The Group periodically evaluates the carrying value of investments accounted for under the cost method of accounting and any impairment is included in the consolidated statements of operations.

(l)                                    Impairment of long-lived assets

The Group reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable.  When these events occur, the Group measures impairment by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition.  If the sum of the expected undiscounted cash flow is less than the carrying amount of the assets, the Group recognizes an impairment loss based on the fair value of the assets. The Group recorded an impairment charge of $49,193,681 against intangible assets in the consolidated statements of operations during the year ended December 31, 2010 as detailed in Note 8. No impairment charge was recognized for long-lived assets during the years ended December 31, 2009 and 2011.

(m)                              Goodwill

Goodwill is the excess of the consideration transferred over the fair value of the acquired assets and assumed liabilities in a business combination.  Goodwill is not amortized but rather tested for impairment at least annually.  The Company tests goodwill for impairment in December of each fiscal year. Goodwill is also tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount.

Specifically, goodwill impairment is determined using a two-step process. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of the affected reporting unit’s goodwill to the carrying value of that goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. Estimating fair value is performed by utilizing various valuation techniques, with the primary technique being a discounted cash flow.

Impairment testing for goodwill is done at the reporting unit level.  A reporting unit is an operating segment or one level below an operating segment (also known as a component).

An impairment charge against goodwill of $96,526,823 was recorded in the consolidated statements of operations during the year ended December 31, 2010 as detailed in Note 7.  No impairment charge is recognized against goodwill during the years ended December 31, 2009 and 2011.

(n)                                 Business combinations

Business combinations are recorded using the acquisition method of accounting.  On January 1, 2009, the Group adopted a new accounting pronouncement with prospective application which made certain changes to the previous authoritative literature on business combinations.  From January 1, 2009, the assets acquired, the liabilities assumed, and any noncontrolling interest of the acquiree at the acquisition date, if any, are measured at their fair values as of that date.  Goodwill is recognized and measured as the excess of the total consideration transferred plus the fair value of any noncontrolling interest of the acquiree, if any, at the acquisition date over the fair values of the identifiable net assets acquired.  Previously, any noncontrolling interest was reflected at historical cost.  Common forms of the consideration made in acquisitions include cash and common equity instruments.  Consideration transferred in a business combination is measured at the fair value as of the date of acquisition.  For shares issued in a business combination, the Group has estimated the fair value as of the date of acquisition.

Where the consideration in an acquisition includes contingent consideration, the payment of which depends on the achievement of certain specified conditions post-acquisition, from January 1, 2009 the contingent consideration is recognized and measured at its fair value at the acquisition date and if recorded as a liability, it is subsequently carried at fair value with changes in fair value reflected in the consolidated statements of operations.  For business acquired in the periods prior to January 1, 2009, contingent consideration was not recorded until the contingency was resolved.

(o)                                 Contingencies

The outcomes of legal proceedings and claims brought against the Company are subject to significant uncertainty. An estimated loss from a loss contingency such as a legal proceeding or claim is accrued if it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated.  In determining whether a loss should be accrued the Company evaluates, among other factors, the degree of probability of an unfavourable outcome and the ability to make a reasonable estimate of the amount of loss.

(p)                                 Revenue recognition

(1)                                 Time-based advertising services

For time-based advertising services, the Group recognizes revenues as the advertisements are aired over the contractual term based on the schedules agreed with the customers. Payments received in advance of services provided are recorded as customer deposits.

Revenue is deferred until persuasive evidence of an arrangement exists, delivery has occurred provided that there are no significant post-delivery obligations to the customers, the sales price is fixed or determinable, and collection is reasonably assured.

(2)                                 Barter transactions

The Group engages in barter transactions which are generally recorded at fair value.  The revenues contributed by barter transactions accounted for 1%, 1% and 6% of the Group’s total revenues for the years ended December 31, 2009, 2010 and 2011, respectively.

(3)                                 Sales of advertising equipment

Sales of advertising equipment comprises sales of media display equipment and PIDS.

Revenues from sales of media display equipment, which are from related parties, are recognized upon delivery, at which time all of the following four criteria are met: (i) pervasive evidence that an arrangement exists; (ii) delivery of the productions and/or services has occurred and risks and rewards of ownership have passed to the customer; (iii) the selling price is both fixed and determinable, and (iv) collection of the resulting receivable is reasonable assured.

The Group entered into certain arrangements for sales of PIDS where it is obligated to deliver multiple products and/or services (multiple elements), including, the equipment necessary for the operation of PIDS, free post-delivery support and training.  The Group is unable to establish vendor-specific objective evidence or third party evidence of fair value for any of the elements in the arrangement because they are not sold separately, nor is the Group able to establish the estimated selling prices for each components in the arrangements for sales of PIDS.  Recognition of revenue from the sales of PIDS is deferred until the earlier of the point at which such sufficient vendor-specific objective evidence does exist or all elements of the arrangement have been delivered.

Advertising equipment revenues are recorded net of value-added tax incurred, which amounted to nil, nil and $1,778,682 for the years ended December 31, 2009, 2010 and 2011, respectively.

(q)                                 Cost of revenues

Cost of revenues comprises advertising service cost and advertising equipment cost.

Advertising service cost consists primarily of media costs payable under concession contracts, depreciation, amortization of concession contracts and patent, business taxes and surcharges and other operating costs.  Media costs are expensed as incurred.

The amount of business taxes and surcharges included in advertising services cost totalling $6,750,536, $3,242,640 and $7,334,947 for the years ended December 31, 2009, 2010 and 2011, respectively.

Advertising equipment represents the cost incurred for sales of media display equipment and PIDS, including purchase cost of digital television displays and equipment necessary for the operation of PIDS, and post-delivery training and supporting cost for PIDS.  Cost of sales of PIDS is deferred until the corresponding revenue is recognized in the consolidated statements of operations.

(r)                                   Operating leases

Leases in which substantially all the rewards and risks of ownership of assets remain with the leasing group are accounted for as operating leases.  Payments made under operating leases are charged to the consolidated statement of operations on a straight-line basis over the lease periods.

(s)                                   Foreign currency translation

The functional and reporting currency of the Company is the United States dollars (“US dollars”).  Monetary assets and liabilities denominated in currencies other than the US dollars are translated into the US dollars at the rates of exchange at the balance sheet date.  Transactions in currencies other than the US dollars during the year are converted into the US dollars at the applicable rates of exchange prevailing on the respective dates of the transactions.  Transaction gains and losses are recognized in the consolidated statements of operations.

The financial records of the Company’s subsidiaries and VIEs are maintained in their respective local currencies, the Renminbi (“RMB”) or Hong Kong Dollar (“HKD”), which are also their respective functional currencies.  Assets and liabilities are translated at the exchange rates at the balance sheet date; equity accounts are translated at historical exchange rates; revenues, expenses and gains and losses are translated using the average rates for the period.  Translation adjustments are reported as foreign currency translation adjustments and are recorded within accumulated other comprehensive income in the consolidated statements of changes of equity and comprehensive income (loss).

(t)                                    Net income (loss) per share

Basic net income (loss) per share is computed by dividing net income (loss) attributable to VisionChina Media Inc. shareholders by the weighted average number of common shares outstanding during the year.  Diluted net income (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares.  The Company’s dilutive securities consist of outstanding share options and restricted shares.  Certain common share equivalents (e.g. share options and restricted shares) are excluded from calculation of diluted income (loss) per share as their effect is antidilutive.  The Company had 2,399,658, 1,771,824 and 1,555,353 outstanding share options as of December 31, 2009, 2010 and 2011, respectively.  As of December 31, 2009, 2010 and 2011, the Company had 90,723, 243,889 and 308,025 outstanding restricted shares, respectively.

The following table sets forth the computation of basic and diluted net income (loss) per share.

	Year ended December 31,
	2009	2010	2011
Numerator:
Net income (loss) attributable to VisionChina Media Inc. shareholders	$26,603,003	$(151,338,222)	$(12,503,292)

Denominator:
Weighted average number of shares outstanding-basic	71,686,900	82,739,234	102,047,412

Effect of dilutive securities:
Share options and restricted shares	989,538	—	—

Weighted average number of shares outstanding-diluted	72,676,438	82,739,234	102,047,412

Basic net income (loss) per share	$0.37	$(1.83)	$(0.12)
Diluted net income (loss) per share	0.37	(1.83)	(0.12)

The above computations of diluted weighted-average number of shares outstanding exclude the effect of potential conversion of shares options and restricted shares into 1,500,843, 2,015,713, and 1,863,378 common shares for the years ended December 31, 2009, 2010, and 2011, respectively, as this would have an antidilutive effect on income (loss) per share.

(u)                                 Income taxes

Deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities, and operating loss and tax credit carryforwards using enacted tax rates that will be in effect for the period in which the differences are expected to reverse.  The Group records a valuation allowance against the amount of deferred tax assets that it determines is not more likely than not of being realized.  The effect on deferred taxes of a change in tax rates is recognized in the consolidated statement of operations in the period that includes the enactment date.

The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained.  Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized.  Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.  The Company records interest related to unrecognized tax benefits and penalties, if any, within income tax (expenses) benefits.

(v)                                  Share-based compensation

Share-based payments to employees are measured based on the fair values of share options and restricted shares on the respective grant dates and recognized as compensation expenses over the requisite service periods with a corresponding credit to additional paid-in capital.  For share options and restricted shares granted with performance condition that do not affect the exercise price or factors other than vesting or exercisability, compensation expenses are accrued if it is probable that the performance condition will be achieved, and compensation expenses are not accrued if it is not probable that the performance condition will be achieved.

Share options and restricted shares granted to non-employees are measured at fair value at the earlier of the commitment date or the date the services is completed and recognized over the period the service is provided or as goods is received.

The Group uses the Black-Scholes option pricing model to measure the value of share options granted to non-employees and employees at each measurement date.

(w)                               Comprehensive income (loss)

Comprehensive income (loss) is defined as the change in equity of the Group during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners.  Comprehensive income (loss) is reported in the consolidated statements of changes of equity and comprehensive income (loss).  Comprehensive income (loss) of the Group represents the foreign currency translation adjustments and net income (loss) for the year.

(x)                                 Use of estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period.  Significant accounting estimates reflected in the Group’s consolidated financial statements include allowance for doubtful debts, valuation of fixed assets, valuations of goodwill and intangible assets, valuation of investments under equity method, valuation of other investments, valuation of deferred tax assets, useful lives of fixed assets and intangible assets, fair value of share options and restricted shares and provision for litigation.  These estimates are often based on complex judgments and assumptions that management believes to be reasonable but are inherently uncertain and unpredictable.  Actual results could differ from those estimates.

(y)                                  Government grants

Government grants represent cash subsidies received from the PRC government by the operating subsidiaries or VIEs of the Company. Government grants are recognized after the grants have been received and all of the conditions specified in the grants have been met, and are classified as operating or non-operating profit based on the nature of the government grants.

In 2009, the Company received government incentive of $538,085 from the local government for its local business operations.  This incentive has been classified as operating profit because it was related to the Company’s business operations.

(z)                                   Advertising costs

Advertising costs are expensed as incurred.  Advertising costs amounted to $854,224, $3,519,708 and $13,038,126 for years ended December 31, 2009, 2010 and 2011, respectively, and were included in selling and marketing expenses.

(aa)                          Concentration of Risks

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk primarily consist of cash and cash equivalents, restricted cash and accounts receivable.  As of December 31, 2010 and 2011, substantially all of the Group’s cash and cash equivalents and restricted cash were managed by financial institutions with high credit ratings and quality.  Accounts receivable are typically unsecured and are derived from revenues earned from customers in the PRC.  The risk with respect to accounts receivable is mitigated by credit evaluations performed on the customers and ongoing monitoring of outstanding balances.  The Group maintains and records an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments.  The allowance for doubtful accounts is based on a review of aging data and specifically identified accounts.  Accounts receivable are charged against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  There is no individual customer with balances over 10% of the accounts receivable as of December 31, 2010 and 2011.

Current vulnerability due to certain other concentrations

Substantially all of the Group’s businesses are transacted in RMB. Since the RMB is not a fully convertible currency, all foreign exchange transactions involving the RMB must take place either through the People’s Bank of China or other institutions authorized to buy and sell foreign exchange. The exchange rates adopted for the foreign exchange transactions are the rates of exchange quoted by the People’s Bank of China.  Approval of foreign currency payments by the People’s Bank of China or other institutions requires submitting a payment application form together with supplier invoices, shipping documents and signed contracts.

(ab)                          Fair value of financial instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

A fair value hierarchy is established that requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  Three levels of inputs are established that may be used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements).  The three levels of the fair value hierarchy are as follows:

·                                          Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

·                                          Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical asset or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

·                                          Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The Group did not have any financial assets and liabilities or nonfinancial assets and liabilities that were required to be measured at fair value on a recurring basis as at December 31, 2010 and 2011.  Other than the impaired goodwill and intangible assets (see Note 7 and Note 8), the Group did not have any assets and liabilities that were measured at fair value on a nonrecurring basis.  The estimated fair value of the impaired goodwill and intangible assets at the time of impairment tests was estimated by applying unobservable inputs to the discounted cash flow valuation methodology that are significant to the measurement of the fair value of these assets (Level 3).

The carrying amounts of financial instruments, which consist of cash and cash equivalents, restricted cash, accounts receivable, amounts due from related parties, other current assets, short-term bank loans, accounts payable, amounts due to related parties, consideration payable and other current liabilities approximate their fair values due to the short term nature of these instruments.

The fair values of investments under the equity method of accounting and other investments accounted for under the cost method of accounting cannot be reasonably estimated without incurring excessive cost.

(ac)                           Recently issued accounting standards

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRSs (“ASU 2011-04”).  ASU 2011-04 amends FASB Accounting Standard Codification (“ASC”) 820, Fair Value Measurements, (“FASB ASC 820”), providing a consistent definition and measurement of fair value, as well as similar disclosure requirements between US GAAP and International Financial Reporting Standards.  ASU 2011-04 changes certain fair value measurement principles, clarifies the application of existing fair value measurement and expands the FASB ASC 820 disclosure requirements, particularly for Level 3 fair value measurements.  ASU 2011-04 will be effective for the Company’s fiscal year beginning January 1, 2012.  The adoption of ASU 2011-04 is not expected to have a material effect on the Company’s consolidated financial statements, but may require certain additional disclosures.

In September 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, (“ASU 2011-05”), which improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income (“OCI”) by eliminating the option to present components of OCI as part of the statement of changes in stockholders’ equity.  The amendments in this standard require that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  The amendments in this standard do not change the items that must be reported in OCI, when an item of OCI must be reclassified to net income, or change the option for an entity to present components of OCI gross or net of the effect of income taxes.  The amendments in ASU 2011-05 are effective for annual periods beginning January 1, 2012 and are to be applied retrospectively.  However, in December 2011 this ASU was amended by ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”), which defers the requirement to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income. The amendments in these ASUs are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and are to be applied retrospectively, with early adoption permitted. The adoption of the provisions of ASU 2011-05 and ASU 2011-12 is not expected to have a material impact on the Company’s consolidated financial statements.

In September 2011, the FASB issued ASU 2011-08, Intangibles — Goodwill and Other An amendment to FASB ASC 350, Intangibles - Goodwill and Other (“ASU 2011-08”), which simplifies how entities test goodwill for impairment.  Previous guidance under FASB ASC 350 required an entity to test goodwill for impairment using a two-step process on at least an annual basis.  First, the fair value of a reporting unit is calculated and compared to its carrying amount, including goodwill.  Second, if the fair value of a reporting unit was less than its carrying amount, the amount of impairment loss, if any, is required to be measured.  Under the amendments in ASU 2011-08, an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads the entity to determine that it is more likely than not that its fair value is less than its carrying amount.  If, after assessing the totality of events or circumstances, an entity determines that it is not more likely than not that the fair value of the reporting unit is less than its carrying amount, then the two-step impairment test is unnecessary.  If the entity concludes otherwise, then it is required to test goodwill for impairment under the two-step process as described under FASB ASC 350.  The amendments are effective for the Company for annual and interim goodwill impairment tests performed for fiscal years beginning January 1, 2012, and early adoption is permitted.  The Company is planning to adopt this standard in 2012.  The adoption of the amendments to FASB ASC 350 is not expected to have a material impact on the Company’s consolidated financial statements.

In September 2011, the FASB issued ASU 2011-09, Compensation - Retirement Benefits - Multiemployer Plans (Subtopic 715-80), Disclosures about an Employer’s Participation in a Multiemployer Plan (“ASU 2011-09”). ASU 2011-09 requires an employer that participates in multiemployer pension plans, to provide additional quantitative and qualitative disclosures in order to provide users with more detailed information about the employer’s involvement in multiemployer pension plans. In addition, it includes changes in the disclosures required for multiemployer plans that provide postretirement benefits other than pensions. ASU 2011-09 is effective for the Company’s fiscal year ending after December 15, 2011. The adoption of the amendments to ASU 2011-09 is not expected to have a material impact on the Company’s consolidated financial statements.

ACQUISITIONS	12 Months Ended
Dec. 31, 2011
ACQUISITIONS
ACQUISITIONS

3.                                      ACQUISITIONS

Acquisitions in 2008

Between April 1, 2008 and August 4, 2008, the Group acquired a 100% equity interest in the following entities: Peak, Aim, Golden, Goldwhite, Ahead and Century.  These six entities are investing holding companies which own six different advertising agency businesses and were acquired by the Group separately from six unrelated entities.  The purpose of the acquisitions was to leverage the blue-chip customer base of the advertising planning companies and integrate their strong sales teams into the Group’s sales network to increase value for shareholders.  The purchase price was comprised entirely of contingent consideration based on multiples ranging from 1.0 to 2.3 on the Earnings (as defined below) of the respective acquired businesses for the years ended December 31, 2008, 2009 and 2010, contingent upon the collection of the relevant revenues of respective acquired businesses (the “Earn-out Consideration”).  The Earnings represent advertising service revenues generated by the acquired business as deducted by the relevant operating costs and expenses (including media costs, business taxes and surcharges, sales and marketing expenses, general and administrative expenses, allowance for doubtful accounts) incurred by the corresponding acquired business (“Earnings”).  The Earn-out Consideration was assessed quarterly and to be settled on demand.  Pursuant to the terms of the acquisition agreements, the Group paid initial deposits of $16,689,988 in the year ended December 31, 2008.  These initial deposits were used to offset a portion of the additional consideration payable at the end of the Earn-out Consideration period, in June 2011.

Earn-out Consideration was accounted for as the purchase price of the acquired businesses when the contingency as stipulated in the acquisition agreements are resolved, that is when the relevant revenues of the respective acquired businesses for the years ended December 31, 2008, 2009 and 2010 are collected, by recording additional goodwill with a corresponding credit to consideration payable.

The following tables summarize the methodology for calculations of Earn-out Consideration of the respective acquired businesses upon the relevant revenue are collected:

Acquired	Methodology for calculation of Earn-out Consideration
businesses	as set out in the acquisition agreements

Peak	Multiple of 2.23, 1.9 and 1.0 on the first RMB 40 million of, further RMB 75 million of and remaining Earnings of Peak, respectively, for year ended December 31, 2008.

Multiple of 2.23, 1.9 and 1.0 on the first RMB 46 million of, further RMB 112.5 million of and remaining Earnings of Peak, respectively, for year ended December 31, 2009.

Multiple of 2.23, 1.9 and 1.0 on the first RMB 52.9 million of, further RMB 135 million of and remaining Earnings of Peak, respectively, for year ended December 31, 2010.

The total contingent consideration for Peak is capped at RMB 350.0 million.

Acquired	Methodology for calculation of Earn-out Consideration
businesses	as set out in the acquisition agreements

Aim	Multiple of 2.3, 1.9 and 1.0 on the first RMB 5 million of, further RMB 46.9 million of and remaining Earnings of Aim, respectively, for year ended December 31, 2008.

Multiple of 2.3, 1.9 and 1.0 on the first RMB 7 million of, further RMB 53.6 million of and remaining Earnings of Aim, respectively, for year ended December 31, 2009.

Multiple of 2.3, 1.9 and 1.0 on the first RMB 10 million of, further RMB 60.3 million of and remaining Earnings of Aim, respectively, for year ended December 31, 2010.

The total contingent consideration for Aim is capped at RMB 171.6 million.

Golden	Multiple of 2.1, 1.9 and 1.0 on the first RMB 12 million of, further RMB 30 million of and remaining Earnings of Golden, respectively, for year ended December 31, 2008.

Multiple of 2.1, 1.9 and 1.0 on the first RMB 15 million of, further RMB 37.5 million of and remaining Earnings of Golden, respectively, for year ended December 31, 2009.

Multiple of 2.1, 1.9 and 1.0 on the first RMB 20 million of, further RMB 45 million of and remaining Earnings of Golden, respectively, for year ended December 31, 2010.

The total contingent consideration for Golden is capped at RMB 118.5 million.

Goldwhite	Multiple of 2.29, 1.9 and 1.0 on the first RMB 20 million of, further RMB 30 million of and remaining Earnings of Goldwhite, respectively, for year ended December 31, 2008.

Multiple of 2.29, 1.9 and 1.0 on the first RMB 23 million of, further RMB 37.5 million of and remaining Earnings of Goldwhite, respectively, for year ended December 31, 2009.

Multiple of 2.29, 1.9 and 1.0 on the first RMB 26.45 million of, further RMB 45 million of and remaining Earnings of Goldwhite, respectively, for year ended December 31, 2010.

The total contingent consideration for Goldwhite is capped at RMB 151.0 million.

Acquired	Methodology for calculation of Earn-out Consideration
businesses	as set out in the acquisition agreements

Ahead	Multiple of 2.09, 1.9 and 1.0 on the first RMB 13 million of, further RMB 42.25 million of and remaining Earnings of Ahead, respectively, for year ended December 31, 2008.

Multiple of 2.09, 1.9 and 1.0 on the first RMB 32.5 million of, further RMB 78 million of and remaining Earnings of Ahead, respectively, for year ended December 31, 2009.

Multiple of 2.09, 1.9 and 1.0 on the first RMB 39 million of, further RMB 87.75 million of and remaining Earnings of Ahead, respectively, for year ended December 31, 2010.

The total contingent consideration for Ahead is capped at RMB 184.0 million.

Century	Multiple of 2.2, 1.9 and 1.0 on the first RMB 8 million of, further RMB 12 million of and remaining Earnings of Century, respectively, for year ended December 31, 2008, 2009 and 2010.

Multiple of 2.2, 1.9 and 1.0 on the first RMB 12 million of, further RMB 16 million of and remaining Earnings of Century, respectively, for year ended December 31, 2009.

Multiple of 2.2, 1.9 and 1.0 on the first RMB 15 million of, further RMB 20 million of and remaining Earnings of Century, respectively, for year ended December 31, 2010.

The total contingent consideration for Century is capped at RMB 63.9 million.

The following table summarizes the movements of the Earn-out Consideration payables:

	Peak	Aim	Golden	Goldwhite	Ahead	Century	Total

At January 1, 2009	$14,077,134	$3,486,233	$4,037,393	$4,808,952	$4,933,377	$2,167,694	$33,510,783
Additional Earn-out Consideration for 2008	8,417,929	9,196,334	4,938,926	4,556,237	7,258,033	1,559,759	35,927,218
Earn-out Consideration for 2009	25,823,672	4,881,252	5,154,755	4,792,551	6,917,422	4,445,735	52,015,387
Less: Cash settlements in 2009	(20,280,617)	(12,268,699)	(8,495,113)	(8,065,394)	(11,840,634)	(3,298,945)	(64,249,402)

At December 31, 2009	$28,038,118	$5,295,120	$5,635,961	$6,092,346	$7,268,198	$4,874,243	$57,203,986
Additional Earn-out Consideration for 2009	—	6,405,393	2,577,464	6,330,350	5,890,039	650,285	21,853,531
Earn-out Consideration for 2010	2,309,706	983,706	495,138	1,337,715	638,150	463,174	6,227,589
Less: Cash settlements in 2010	(23,776,583)	(10,921,164)	(7,281,461)	(9,904,807)	(11,930,914)	(4,694,249)	(68,509,178)
Offset by prepayment	(6,571,241)	(1,225,057)	(1,427,102)	(3,855,604)	—	(1,271,392)	(14,350,396)

At December 31, 2010	$—	$537,998	$—	$—	$1,865,473	$22,061	$2,425,532
Additional Earn-out Consideration for 2010	—	—	—	—	1,338,072	—	1,338,072
Less: Cash settlements in 2011	—	(537,998)	—	—	(761,130)	(22,061)	(1,321,189)
Offset by prepayment	—	—	—	—	(2,442,415)	—	(2,442,415)

At December 31, 2011	$—	$—	$—	$—	$—	$—	$—

Recorded in the balance sheet
As of December 31, 2011 as:
- Current	$—	$—	$—	$—	$—	$—	$—
- Non-current	—	—	—	—	—	—	—

As of December 31, 2010 as:
- Current	$—	$537,998	$—	$—	$1,865,473	$22,061	$2,425,532
- Non-current	—	—	—	—	—	—	—

The Company settled Earn-out Consideration of $64.2 million in 2009, and the current portion of Earn-out Consideration payable as of December 31, 2009 of $47.9 million was paid in 2010.  The non-current portion of Earn-out Consideration payable of $9.3 million as of December 31, 2009 was previously expected to be offset against the deposit for the respective acquisitions at the end of the Earn-out Consideration period, which is by end of June 2011.  Because the revenues for the Earn-out Consideration in four of the acquired advertising agency businesses were fully collected by end of December 31, 2010, the majority of the non-current Earn-out Consideration payable as of December 31, 2009 was offset against the deposits for the acquisitions in 2010.  The Earn-out Consideration payable of $2,425,532 as of December 31, 2010 was settled in 2011.

Due to the additional Earn-out Consideration for 2009 upon the collection of 2009 revenues in 2010, and Earn-out Consideration for 2010 upon the receipt of the 2010 revenues in 2010, the goodwill for Peak, Aim, Golden, Goldwhite, Ahead and Century increased by $2,309,706, $7,389,099, $3,072,602, $7,668,065, $6,528,189, $1,113,459, respectively, during the year ended December 31, 2010.

In 2010, cash settlement of Earn-out Consideration payable of $23.8 million was made for Peak in January 2010 and February 2010; cash settlement of Earn-out Consideration payable of $10.9 million was made for Aim in January 2010, February 2010 and July 2010; cash settlement of Earn-out Consideration payable of $7.3 million was made for Golden in January 2010, February 2010 and April, 2010; cash settlement of Earn-out Consideration payable of $9.9 million was made for Goldwhite in January 2010, February 2010, April 2010 and June 2010; cash settlement of Earn-out Consideration payable of $11.9 million was made for Ahead in January 2010, March 2010 and April 2010; cash settlement of $4.7 million was made for Century in January 2010 and March 2010.

The Earn-out Consideration payable is fully settled during the year ended December 31, 2011.  Such Earn-out Consideration arrangement was completed as of December 31, 2011 and no additional Earn-out Consideration will be paid.

Acquisition in 2010

On October 15, 2009, the Company entered into an agreement with DMG to acquire a 100% equity interest in DMG (the “DMG Acquisition”).  Prior to the acquisition, DMG through its subsidiaries and VIE, was principally engaged in selling advertising time on its out-of-home digital television networks in subway platforms in the PRC and HK.  The purpose of this acquisition is to eliminate the competition with DMG and increase the Group’s market share in selling advertisement time on mobile digital television networks in the PRC.  The acquisition was completed in January 2010.  The total fair value of consideration on the acquisition date of $166,534,458 is payable by means of cash and/or the Company’s common shares to the selling shareholders of DMG in three instalments over two years, including an initial instalment of $100,000,000 payable at the closing of the transaction.  The initial instalment of consideration consists of payment of $40,000,000 in cash (the “ First Cash Instalment”) and the delivery of 8,476,013 common shares of the Company.  The agreement specifies that the two subsequent instalments of $30,000,000 each, in which $20,000,000 will be payable in cash and $10,000,000 will be payable, at the election of the selling shareholders of DMG, either in cash or in common shares of the Company, is to be due on the first and second anniversaries of the closing of the transaction, which is on January 2, 2011 and 2012, respectively.  The 8,476,013 common shares issuable to the selling shareholders of DMG under the initial instalment are subject to a one-year lock-up period.  For the $10,000,000 payable in cash or in common shares of the Company in each of the two subsequent instalments, if the selling shareholders of DMG elected to receive common shares, the agreement specifies that these common shares are to be subject to a lock-up period of 3 months from the date of issuance.  The transaction cost in relation to the DMG Acquisition was approximated to $472,000 which is included in general and administrative expense for the year ended December 31, 2010.

Pursuant to the agreement, the Group placed $40,000,000 in the designated escrow account in 2009, $36,000,000 of which was subsequently released as payment for the First Cash Instalment during the year ended December 31, 2010.  The remaining deposit of $4,000,000 is expected to be released to the selling shareholders of DMG by the escrow agent when the litigation with the selling shareholders and former management of DMG as set out in Note 18(c) is completed, and is recorded in the consolidated balance sheet within prepaid expenses and other current assets (see Note 5) as of December 31, 2010 and 2011.  Upon release, the remaining deposit will be offset against the current portion of consideration payable relating to the first instalment of consideration.  The Company issued 8,476,013 new common shares in 2010 for the DMG Acquisition, 7,628,412 common shares of which have been released to the selling shareholders of DMG in 2010, while the remaining 847,601 common shares have not been released to the selling shareholders of DMG as of December 31, 2011.

The second and third instalments of consideration with total amount of $60,000,000 and the remaining deposit of $4,000,000 for the DMG Acquisition are recorded within current portion of consideration payable on the consolidated balance sheet as of December 31, 2011.

The Company accounted for this business combination using the acquisition method of accounting.  The following table summarizes the consideration paid for the DMG Acquisition and the amounts of the assets acquired and liabilities assumed recognized based on their fair values as of the acquisition date, as well as the fair value at the acquisition date of the noncontrolling interest in DMG.

	As of	Amortization
	Acquisition date	period
Consideration
Cash (note a)	$79,311,438
Equity instruments (8,476,013 common shares of the Company) (note b)	67,567,386
Cash / Equity instruments (note c)	19,655,634

Fair value of total consideration transferred	$166,534,458

Recognized amounts of identifiable assets acquired and liabilities assumed
Identifiable intangible assets
- Concession contracts	$90,653,467	9 years
- Technology	336,838	9 years
- Non-compete agreements	161,097	10 years
Cash and cash equivalents	3,840,983
Restricted cash	42,409,500
Fixed assets	6,795,102
Trade and other receivables and other assets	9,175,868
Short-term bank borrowings	(42,898,604)
Trade and other payables and other current liabilities	(10,631,163)
Deferred tax liabilities - non-current	(22,787,850)

Total identifiable net assets	$77,055,238
Noncontrolling interest	(2,403)
Goodwill	$89,481,623
	$166,534,458

Cash flows arising on acquisition in 2010:
Cash and cash equivalents acquired	3,840,983

Notes:

(a)                                 This amount represents the cash deposit of $40,000,000 paid in 2009 and fair value of the portion of consideration payable to be settled in cash totalling $40,000,000 due in 2010 and 2011 in two subsequent instalments of $20,000,000 each.  As of January 4, 2012, the overdue consideration payable of $40,000,000 remains unpaid as a result of the litigation with the selling shareholders and former management of DMG as set out in Note 18(c).

(b)                                 The Company issued 8,476,013 common shares in 2010 for the DMG Acquisition, 7,628,412 common shares of which have been released to the selling shareholders of DMG in 2010, while the remaining 847,601 common shares have not been released to the selling shareholders of DMG as of December 31, 2010 and 2011.

(c)                                  This amount represents fair value of the portion of consideration payable totalling $20,000,000, which pursuant to the agreement will be settled, at the election of the selling shareholders of DMG, either in cash or in common shares of the Company, in 2010 and 2011.  As of December 31, 2011, the overdue consideration payable of $20,000,000 remains unpaid as a result of the litigation with the selling shareholders and former management of DMG as set out in Note 18(c).

The fair values of intangible assets were derived from a valuation report prepared with the assistance of an unrelated valuation expert. The weighted-average amortization period of acquired intangible assets is 9 years.

The fair value of the 8,476,013 common shares issued as part of the consideration paid for DMG Acquisition was determined based on the closing market price of the Company’s common shares on the acquisition date, adjusted for lower liquidity of lock-up period of such shares.

The fair value of the trade and other receivables and other assets includes accounts receivable with a fair value of $3,719,694.  The gross amount due under the contracts is $3,923,478, of which $203,784 is expected to be uncollectible.

The amount of goodwill resulting from the purchase price allocation represents the premium paid for potential synergies expected to be generated from the acquisition.  None of the goodwill recognized is expected to be deductible for income tax purposes.

The fair value of the noncontrolling interest in DMG, a private entity, was estimated by applying the income approach and the market approach.  This fair value measurement is based on significant inputs that are not observable in the market and thus represents a Level 3 measurement.  Key assumptions include a discount rate of 16%, a terminal value based on long-term sustainable growth rates of 3%, and adjustments because of the lack of control or lack of marketability that market participants would consider when estimating the fair value of the noncontrolling interest in DMG.

The amounts of DMG’s revenues and results of operations included in the Group’s consolidated statement of operations since date of acquisition to December 31, 2010, and the revenues and results of operations of the combined entities had the acquisition occurred on January 1, 2009, are as follows.  This unaudited pro forma financial information is presented for information purposes only.  It is based on historical information and does not purport to represent the actual results that may have occurred had the Company consummated the acquisition on January 1, 2009, nor is it necessarily indicative of future results of operations of the consolidated enterprise.

	Revenues	Net loss

The amount attributable to DMG in the Group’s consolidated statement of operations:
- Actual from January 2, 2010 to December 31, 2010	$30,662,842	$(50,809,446)
Supplemental pro forma (unaudited):
- for year ended December 31, 2009	140,917,542	(34,320,800)
- for year ended December 31, 2010	138,056,640	(151,256,961)

Please refer to Note 18(c) for further details on the litigation with the selling shareholders and former management of DMG.

ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLE
ACCOUNTS RECEIVABLE

4.                                      ACCOUNTS RECEIVABLE

	December 31,
	2010	2011

Accounts receivable	$52,326,379	$70,711,270
Less: Allowance for doubtful accounts	(1,241,874)	(4,427,016)
	$51,084,505	$66,284,254

Movements in allowance for doubtful accounts

	Year ended December 31,
	2010	2011

Balance at beginning of the year	$1,177,190	$1,241,874
Foreign exchange adjustment	40,131	117,793
Current year additions	585,502	3,067,349
Current year write-offs	(560,949)	—
	$1,241,874	$4,427,016

As at December 31, 2010 and 2011, the Group had billed accounts receivable of $36,234,818 and $39,777,899 and unbilled accounts receivable of $16,091,561 and $30,933,371, respectively.  Unbilled accounts receivable represent amounts earned under advertising contracts in progress but not billable at December 31, 2010 and 2011.  These amounts become billable according to contract term.  The Group anticipates that substantially all of such unbilled amounts will be billed and collected within twelve months of the balance sheet date.

PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
PREPAID EXPENSES AND OTHER CURRENT ASSETS
PREPAID EXPENSES AND OTHER CURRENT ASSETS

5.                                      PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	December 31,
	2010	2011

Advances to suppliers	$13,543,566	$5,733,241
Prepaid expenses	7,901,897	11,188,313
Barter goods	1,038,703	5,463,771
Deposit for DMG Acquisition	4,000,000	4,000,000
Deposit for acquisitions of advertising agency businesses	2,442,415	—
Other deposits	400,593	2,697,970
Staff advances	827,904	552,213
Interest receivable	262,841	66,549
Other current assets	1,614,024	4,576,096
	$32,031,943	$34,278,153

Advances to suppliers mainly represent prepayment for media costs.  Other deposits mainly represent deposits for media cost agreements that will expire within one year.

FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2011
FIXED ASSETS, NET
FIXED ASSETS, NET

6.                                      FIXED ASSETS, NET

Fixed assets consist of the following:

	December 31,
	2010	2011

Media display equipment	$19,008,051	$21,481,364
Computers and office equipment	1,946,109	3,162,839
Motor vehicles	446,815	587,191
Leasehold improvements	1,613,887	1,874,572

Sub-total	23,014,862	27,105,966
Less: accumulated depreciation and amortization	(8,706,981)	(13,468,214)
	$14,307,881	$13,637,752

Depreciation and amortization expense was $2,368,155, $4,345,512 and $4,777,754 for the years ended December 31, 2009, 2010 and 2011, respectively.

Included in media display equipment are assembly in progress of $1,159,568 and $2,243,574 as of December 31, 2010 and 2011, respectively.  These assets are expected to be placed in service in the following year.

GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL
GOODWILL

7.                                      GOODWILL

The Group’s goodwill primarily arises from the business acquisitions and subsequent settlement of contingent consideration of these acquisitions. The changes in the carrying amount of goodwill for the years ended December 31, 2010 and 2011 are as follows:

Balance as of January 1, 2010		$109,017,669
Representing:
- gross goodwill	109,017,669
- accumulated impairment loss	—

Net exchange differences		4,517,390
Addition as a result of contingent consideration resolved (Note 3)		28,081,120
Addition from DMG Acquisition (Note 3)		89,481,623
Impairment loss		(96,526,823)

Balance as of December 31, 2010		$134,570,979
Representing:
- gross goodwill	231,097,802
- accumulated impairment loss	(96,526,823)

Net exchange differences		5,497,405
Addition as a result of contingent consideration resolved (Note 3)		1,338,072

Balance as of December 31, 2011		$141,406,456
Representing:
- gross goodwill	244,853,445
- accumulated impairment loss	(103,446,989)

Goodwill impairment tests in 2010

Due to the change in relevant regulations for advertising industry in the PRC in 2010, there was a significant decline in customer demand, resulting in intense pricing pressure and increasing competition of the Peak, Goldwhite and Ahead reporting units, which indicated a potential impairment loss on the goodwill of these reporting units.  The Company therefore performed an impairment analysis for these reporting units in June 2010.  The Company performed the first step of its goodwill impairment test and determined that the carrying value of the Peak, Goldwhite and Ahead reporting units exceeded their fair value.  The fair value of these reporting units was estimated using a discounted cash flow methodology through internal analysis, which utilizes income approach through the application of discounted cash flow method.  The valuation technique is based on a number of estimates and assumptions, including the projected future cash inflow from the reporting units, appropriate discount rates and long-term growth rates.  Having determined that the goodwill of the Peak, Goldwhite and Ahead reporting units was potentially impaired, the Company began performing the second step of the goodwill impairment analysis which involved calculating the implied fair value of the goodwill by allocating the fair value of the reporting units to all of their assets and liabilities other than goodwill and comparing the residual amount to the carrying value of goodwill.  Accordingly, the Company recorded impairment losses of $43,579,230, $16,666,126 and $21,328,128 against the goodwill allocated to the Peak, Goldwhite and Ahead reporting units, respectively, for the year ended December 31, 2010.

The Company performed an annual impairment test for other reporting units in December 2010.  The Company performed the first step of its goodwill impairment test and determined that the carrying value of the DMG reporting unit exceeded its fair value which was estimated using a discounted cash flow methodology.  Management determined that the poorer than expected performance of the DMG reporting unit led to a potential impairment of the goodwill of DMG reporting unit.  In addition, management believes that there was false, deceptive and misleading information concerning DMG’s financial condition and performance provided by the selling shareholders and former management of DMG, and as a result, the Company launched a lawsuit against the selling shareholders and former management of DMG in December 2010 (see note 18(c)).  The fair value of these reporting units was estimated using a discounted cash flow methodology through internal analysis, which utilizes income approach through the application of discounted cash flow method.  The valuation technique is based on a number of estimates and assumptions, including the projected future cash inflow from the reporting units, appropriate discount rates and long-term growth rates.  Having determined that the goodwill of the DMG reporting unit was potentially impaired, the Company began performing the second step of the goodwill impairment analysis which involved calculating the implied fair value of its goodwill by allocating the fair value of the reporting unit to all of its assets and liabilities other than goodwill and comparing the residual amount to the carrying value of goodwill.  Accordingly, the Company recorded an impairment loss of $14,953,339 against the goodwill of DMG reporting unit for the year ended December 31, 2010.

Goodwill impairment tests in 2011

The Company performed the 2011 annual impairment test for each reporting unit in December 2011 by comparing the carrying value of each reporting unit, inclusive of assigned goodwill, to its respective fair value, i.e. step 1 of the two-step impairment test.  The Company estimated the fair value of these reporting units by using a discounted cash flow methodology.  The valuation technique is based on a number of estimates and assumptions, including the projected future cash inflow from the reporting units, appropriate discount rates and long-term growth rates. Based on this quantitative test, the Company determined that the fair value of each reporting unit tested in 2011 exceeded its carrying amount and, therefore, step 2 of the two-step goodwill impairment test was unnecessary.  The Company concluded that goodwill was not impaired for the year ended December 31, 2011.

INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

8.                                      INTANGIBLE ASSETS, NET

As of December 31, 2010 and December 31, 2011, the Group had the following amounts related to the intangible assets:

	Weighted	December 31, 2010				December 31, 2011
	average		Accumulated	Impairment	Net carrying		Accumulated	Impairment	Net carrying
	economic life	Cost	amortization	loss	values	Cost	amortization	loss	values

Customer base	5 years	$12,392,843	$(5,722,057)	$(5,155,818)	$1,514,968	$12,899,107	$(6,635,203)	$(5,366,440)	$897,464
Non-compete agreements	10 years	3,979,249	(1,017,737)	(2,450,765)	510,747	4,141,808	(1,132,013)	(2,550,882)	458,913
Patents	10 years	242,597	(39,293)	—	203,304	252,507	(63,264)	—	189,243
Trademark	10 years	133,095	(13,310)	—	119,785	138,533	(27,707)	—	110,826
Concession contracts	9 years	93,620,494	(10,746,917)	(41,280,447)	41,593,130	97,445,016	(16,597,474)	(42,966,808)	37,880,734
Technology	9 years	347,863	(41,212)	(306,651)	—	362,074	(42,896)	(319,178)	—
		$110,716,141	$(17,580,526)	$(49,193,681)	$43,941,934	$115,239,045	$(24,498,557)	$(51,203,308)	$39,537,180

The Company estimates the fair value of the intangible assets through internal analysis, which utilizes income approach through the application of discounted cash flow method.  The valuation technique is based on a number of estimates and assumptions, including the projected future cash inflow from the intangible assets, appropriate discount rates and long-term growth rates.  For the year ended December 31, 2010, the Group recorded an impairment loss of $49,193,681 on its intangible assets, in connection with the three advertising businesses (Peak, Goldwhite and Ahead) which were acquired in 2008 due to significant decline in customer demand arising from change in relevant regulations for advertising industry in the PRC in 2010, as well as DMG which was acquired in 2010 due to poorer than expected performance of these businesses of the Group in 2010 as detailed in Note 7.

No impairment loss on the intangible assets was recorded during the year ended December 31, 2011 and the increase from prior year relates to foreign currency translation.

The Group recorded amortization expense as follows:

	Year ended December 31,
	2009	2010	2011

Cost of revenue	$—	$10,184,158	$5,322,301
Selling and marketing expense	2,765,578	1,846,770	740,238
General and administrative expense	17,219	33,805	35,647
	$2,782,797	$12,064,733	$6,098,186

The Group will record amortization expense related to the above intangible assets of $6,098,186 for the year ending December 31, 2012, $5,647,833 for the year ending December 31, 2013, and $5,433,208 for each of the years ending December 31, 2014, 2015 and 2016, respectively.

INVESTMENTS UNDER EQUITY METHOD	12 Months Ended
Dec. 31, 2011
INVESTMENTS UNDER EQUITY METHOD
INVESTMENTS UNDER EQUITY METHOD

9.                                      INVESTMENTS UNDER EQUITY METHOD

As of December 31, 2010 and 2011, the Group had, in total, eleven equity method investees which are engaged in provision of digital mobile television advertising services in the PRC.  The Group has accounted for these investments using the equity method of accounting.

The combined results of operations and financial position of these investments are summarized below:

	Year ended December 31,
	2009	2010	2011
Condensed statement of operations information:
Revenue	$6,607,047	$8,224,393	$10,463,451
Net (loss) income	(1,708,199)	(527,690)	1,125,147

The Group’s equity in net (loss) income of investees	$(837,018)	$(258,568)	$548,809

	December 31,
	2010	2011
Condensed balance sheet information:
Current assets	$7,635,498	$10,576,931
Non-current assets	6,691,325	5,023,418

Total assets	$14,326,823	15,600,349

Current liabilities	$5,022,263	$5,073,679
Equity	9,304,560	10,526,670

Total liabilities and equity	$14,326,823	$15,600,349

The Group’s share of net assets	$4,559,234	$5,154,181

As of December 31, 2010 and 2011, the carrying value of the Group’s investments under the equity method was $6,618,828 and $7,200,301, respectively.  The difference between the carrying value of the Group’s investments under the equity method and the Group’s share in its investees’ net assets was attributable to the elimination of unrealized profits on the sales of certain media display equipment to its investees; and the adjustment attributable to intangible assets, which represent the broadcasting rights contributed by the investors, identified on formation and their related amortization.

OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2011
OTHER INVESTMENTS
OTHER INVESTMENTS

10.                               OTHER INVESTMENTS

In 2006, the Group acquired a 25% equity interest in Shenzhen Mobile Television Company Limited (“Shenzhen Mobile”), through VisionChina Media Group’s subsidiary, Shenzhen HDTV.  Shenzhen Mobile was established in the PRC and engages in the provision of digital mobile television advertising services in the PRC.  Although the Group has 25% voting power in board meetings of Shenzhen Mobile, the Group cannot exercise significant influence over Shenzhen Mobile’s operating and financial activities because the remaining 75% voting power is dominated by a sole controlling shareholder of Shenzhen Mobile and only that sole controlling shareholder can appoint key management personnel in Shenzhen Mobile. The Group accounts for this investment using the cost method of accounting. During the year ended December 31, 2011, the Group received dividend income from Shenzhen Mobile of $142,265. The Group did not receive any dividend income from Shenzhen Mobile for the years ended December 31, 2009 and 2010.

In 2006, the Group acquired a 14% equity interest in Wuxi Guangtong Digital Mobile Television Company Limited (“Guangtong Mobile”).  During the year ended December 31, 2009, all the equity holders of Guangtong Mobile made an additional capital injection and in order to retain the same percentage of ownership, the Group also made an additional capital injection of $389,048.  Guangtong Mobile was established in the PRC and engages in the provision of digital mobile television advertising business in the PRC. As the Group has 14.2% voting power in board meetings of Guangtong Mobile, the Group accounts for this investment using the cost method of accounting.

In 2011, the Group acquired a 20% equity interest in Shenzhen Eastlong Huatong Technology Development Company Limited (“Eastlong Huatong”) at a consideration of $157,423.  Eastlong Huatong was established in the PRC and engages in the development of multimedia interactive information system for subway in the PRC.  As the Group does not have any voting power in board meetings of Eastlong Huatong, the Group cannot exercise significant influence over Eastlong Huatong’s operating and financial activities. The Group accounts for this investment using the cost method of accounting.

LONG-TERM PREPAYMENTS AND DEPOSITS	12 Months Ended
Dec. 31, 2011
LONG-TERM PREPAYMENTS AND DEPOSITS
LONG-TERM PREPAYMENTS AND DEPOSITS

11.                               LONG-TERM PREPAYMENTS AND DEPOSITS

Long-term prepayments and deposits consist of the following:

	December 31,
	2010	2011

Prepayments for acquisition of fixed assets	$1,371,992	$1,132,235
Other deposits	9,605,954	16,915,183
Other long-term prepayments	2,800,628	1,848,767
	$13,778,574	$19,896,185

Other deposits mainly represent deposits for concession contracts.

BANK LOANS AND FACILITIES	12 Months Ended
Dec. 31, 2011
BANK LOANS AND FACILITIES
BANK LOANS AND FACILITIES

12.                               BANK LOANS AND FACILITIES

The Group has $31 million (RMB 200 million), RMB denominated, secured revolving credit facility scheduled to expire in June 19, 2012 (the “Facility”) granted by China Construction Bank (Shenzhen branch) (“CCB (SZ)”) to a VIE, VisionChina Media Group. The Facility is secured by a guarantee issued by a subsidiary of the Group. The Facility is available for general corporate working capital purposes at an interest rate of 110% of the People’s Bank of China benchmark rate (“Benchmark Rate”). As of December 31, 2011, there were borrowings of $20,465,028 (see note below). The net availability of the Facility was approximately $11 million as of December 31, 2011.

The Facility contains restrictive financial covenant of maintaining a leverage ratio of 65% by the Group. Violation of such covenant could result in a default under the Facility, which would permit CCB (SZ) to terminate the Facility available to the Group and require immediate repayment from the Group of any outstanding loans advanced under the Facility. The Group is in compliance with such financial covenant as at December 31, 2011.

The Group’s bank loans consist of the following:

	December 31,
	2010	2011
Bank of China (Shenzhen branch) (“BOC (SZ)”)
- Interest rate at 90% of Benchmark Rate, denominated in RMB (1)	$60,497,898	$—

CCB (SZ)
- Interest rate at 110% of Benchmark Rate, denominated in RMB (5)	—	20,465,028

Bank of China (Macau branch) (“BOC (Macau)”)
- Fixed interest rate at 1.72% per annum, denominated in USD (2) (4)	40,800,000	—
- Fixed interest rate at 1.72% per annum, denominated in USD (3) (4)	20,400,000	—

Total bank loans	121,697,898	20,465,028
Less: Amount due within one year shown under current liabilities	121,697,898	20,465,028

Amount due after one year shown under noncurrent liabilities	$—	$—

Notes:
(1)	The amounts were repaid in full in December 2011. There was no restrictive financial covenant associated with this loan.
(2)

The one-year term loan was granted during the year ended December 31, 2009. The loan was extended for an additional eleven months during the year ended December 31, 2010. The amounts were repaid in full in October 2011. There was no restrictive financial covenant associated with this loan.

(3)

An additional $20,400,000 one-year term bank loan was granted during the year ended December 31, 2010. The amounts were repaid in full in January 2011. There was no restrictive financial covenant associated with this loan.

(4)

Due to foreign currency exchange regulation, in order for the Group to borrow amounts denominated in currencies other than RMB, one of the Company’s subsidiaries in the PRC entered into an arrangement with BOC (SZ) pursuant to which this subsidiary placed a deposit denominated in RMB in the amount of $66,562,812, and BOC (Macau) provided this loan to another subsidiary of the Company incorporated in Hong Kong in US dollars.

(5)	The amount represents borrowings drawn down from the Facility and will be repayable in full by June 2012.

ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

13.                               ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of the following:

	December 31,
	2010	2011

Accrued payroll and welfare	$3,470,619	$3,395,217
Customer deposits	2,993,806	3,847,119
Accrued penalty interest for overdue consideration payable (Note 18(c))	—	3,375,000
Accrued expenses	2,976,613	5,114,213
Accrued professional service fees	414,024	930,541
Other taxes payable	959,710	1,037,465
Others	1,138,454	1,114,995
	$11,953,226	$18,814,550

COMMON SHARES	12 Months Ended
Dec. 31, 2011
COMMON SHARES
COMMON SHARES

14.                               COMMON SHARES

There were 84,894,888 common shares issued and outstanding as of December 31, 2010 after the issuance of 8,476,013 common shares as part of the consideration for the DMG Acquisition (see Note 3), the issuance of 4,006,474 common shares to certain existing shareholders and employees at the price of $3.22 per share, and the issuance of 271,717 common shares as a result of the exercise of 202,800 shares options and issuance of 68,917 restricted shares during the year ended December 31, 2010 (see Note 16).  Among the 8,476,013 common shares issued in connection with the DMG Acquisition, 7,628,412 common shares have been released to the selling shareholders of DMG in 2010, while the remaining 847,601 common shares have not been released to the selling shareholders of DMG as of December 31, 2010 and 2011.

There were 101,313,015 common shares issued and outstanding as of December 31, 2011 after the issuance of 17,375,479 common shares to Focus Media Holding Limited, JJ Media Investment Holding Limited and an existing shareholder of the Company at the price of $3.97 per share in January 2011, the repurchase of 1,062,450 common shares at an average price of $1.77 per share by the Company pursuant to a share repurchase program during the year ended December 31, 2011, and the issuance of 105,304 common shares as a result of the exercise of 88,334 share options and issuance of 16,764 restricted shares (see Note 16).

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

15.                               INCOME TAXES

The Company is a tax exempted company incorporated in the Cayman Islands and conducts substantially all of its business through its PRC subsidiaries, CDTC and Eastlong Technology, and their VIEs, VisionChina Media Group and Eastlong Advertising.

Cayman Islands and BVI

The Company, which was incorporated in the Cayman Islands, and its subsidiaries incorporated in Cayman Islands and BVI are all not subject to income tax under the current laws of the Cayman Islands and BVI.  In addition, payments of dividends by the Company to its shareholders are not subject to Cayman Islands or BVI withholding tax will be imposed.

Hong Kong

The Company’s subsidiaries established in HK are subject to HK profits tax on all profits (excluding profits arising from the sale of capital assets, dividend income and interest income) arising in or derived from HK from its trade, profession or business.  The normal applicable profits tax rate is 16.5%.

The PRC

On January 1, 2008, the new enterprise income tax (“EIT”) law in the PRC (the “New EIT Law”) took effect.  It applied a uniform tax rate of 25% for all enterprises (including foreign-invested enterprises) and revoked the tax exemption, reduction and preferential treatments then applicable to foreign-invested enterprises.  However, there is a transition period for enterprises, whether foreign-invested or domestic, that were receiving preferential tax treatments granted by relevant tax authorities at the time when the New EIT Law took effect.  Enterprises that were subject to an EIT rate lower than 25% prior to January 1, 2008 might continue to enjoy the lower rate and gradually transition to the new tax rate over the five year period after the effective date of the New EIT Law.  According to the implementation regulations, during the transition period the EIT rate for CDTC, Shenzhen HDTV and DMG Shenzhen is 18%, 20%, 22%, 24% and 25% in the years 2008, 2009, 2010, 2011, 2012, respectively.

In accordance with a circular issued in November 2008, VisionChina Media Group has been recognized as a state-encouraged high-new technology enterprise since 2008, and the status is valid for a period of three years and was therefore entitled to a preferential tax rate of 15% in 2008, 2009 and 2010. In October 2011, VisionChina Media Group obtained the approval to continue being recognized as a state-encouraged high-new technology enterprise in 2011, 2012, and 2013, and is entitled to a preferential tax rate of 15% in these three years, subject to tax authority approval at the end of each year.

In accordance with a circular issued in December 2010, Eastlong Technology has been recognized as a state-encouraged high-new technology enterprise starting from 2010, and the status is valid for a period of three years.  Eastlong Technology is thus entitled to a preferential tax rate of 15% in 2010, 2011 and 2012, subject to tax authority approval at the end of each year.  As such the EIT rate for Eastlong Technology is 25% in 2009, and 15% in each of the years of 2010 and 2011, respectively.

Xian Huachangshi and Huadingshi were established subsequent to the promulgation of the New EIT Law and as such, it is subject to the uniform income tax rate of 25%.

Luzhou Huashi was established in Sichuan.  It is recognized as a “Local government encouraged company” and is entitled to exemption from EIT for the year ended December 31, 2009, and a reduced tax rate of 7.5% for the years ended December 31, 2010 and 2011 and a reduced tax rate of 12.5% for the year ending 2012.

Notwithstanding the applicable statutory tax rates noted above, in 2011, under the direction of the relevant in-charge tax authority, Jiangxi Huashi applied a deemed-profit-rate method for its annual tax filings in 2011.  Pursuant to the deemed-profit-rate method, taxable income for Jiangxi Huashi was deemed at 16% of revenues. An additional amount of $630,000 would otherwise have been payable if deemed-profit-rate method is not allowed for the year ended December 31, 2011.

The Company and its other subsidiaries in the PRC have minimal operations and the Group has minimal operations in jurisdictions other than the PRC.

The current and deferred components of the income tax expenses (benefits) appearing in the consolidated statements of operations are as follows:

	Year ended December 31,
	2009	2010	2011

Current tax	$2,531,392	$(193,330)	$162,845
Deferred tax	(183,138)	(18,008,959)	(956,260)
	$2,348,254	$(18,202,289)	$(793,415)

The principal components of the Group’s deferred income tax assets and liabilities are as follows:

	December 31,
	2010	2011

Deferred tax assets:
Net operating loss carrying forward	$16,331,862	$7,002,554

Total deferred tax assets	16,331,862	7,002,554
Valuation allowance on deferred tax assets	(13,210,882)	(4,284,387)

Net deferred tax assets (non-current)	$3,120,980	$2,718,167

Deferred tax liabilities:
Intangible assets (non-current)	$10,896,392	$9,808,291

Movement of valuation allowance

	2009	2010	2011

At the beginning of the year	$962,556	$2,112,994	$13,210,882
Arising from DMG Acquisition	—	10,364,217	—
Tax loss expired	—	—	(9,030,073)
Liquidation of a subsidiary	—	—	(66,176)
Exchange realignment	(2,070)	613,465	225,275
Change in tax rate	24,248	(1,285,778)	9,329
Change for the year	1,128,260	1,405,984	(64,850)

At the end of the year	$2,112,994	$13,210,882	$4,284,387

A valuation allowance has been provided on the deferred tax assets because the Group believes that it is not more likely than not that the assets will be utilized.  As of December 31, 2010 and 2011, a valuation allowance was provided for the deferred tax assets relating to the future benefit of net operating loss carryforward as the management determined that the utilization of such net operating loss carryforward is not more likely than not to be utilized.  If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowance will be made when those events occur.

As of December 31, 2011, the Group had net operating loss carryforward of approximately $830,790, $3,932,241, $8,741,179, $11,367,995 and $8,596,657 that will expire in the years ending December 31, 2012, 2013, 2014, 2015 and 2016, respectively.

A reconciliation of the income tax expenses (benefits) to the amount computed by applying the current tax rate to income (loss) before income taxes in the statements of operations is as follows:

	Year ended December 31,
	2009	2010	2011
Expected taxation at PRC EIT statutory rate of 25%	$7,206,054	$(42,364,813)	$(3,352,917)
Effect of different tax rates	(55,207)	(4,698,082)	251,879
Effect of loss that cannot be carried forward	1,474,310	1,785,662	1,419,225
Tax expense arising from items which are not deductible or not taxable for tax purpose:
- non-deductible entertainment expenses	766,046	1,269,481	592,257
- goodwill impairment	—	24,131,706	—
- others, net	280,650	528,275	792,187
Effect of tax exemption and tax concessions	(8,412,656)	(67,172)	(175,571)
Overprovision in prior years	(39,203)	(193,330)	(255,625)
Change in valuation allowance	1,128,260	1,405,984	(64,850)
Total income tax expenses (benefit)	$2,348,254	$(18,202,289)	$(793,415)

The amounts of $8,412,656, $67,172 and $175,571 would otherwise have been payable without tax exemptions and tax concessions for the years ended December 31, 2009, 2010 and 2011, respectively.  In addition, $0.12, $0.001 and $0.002 would have been deducted from the basic net income (loss) per share for the years ended December 31, 2009, 2010 and 2011, respectively.

Uncertainties exist with respect to how the PRC’s current income tax law applies to the Company’s overall operations, and more specifically, with regard to tax residency status.  The New EIT Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for PRC income tax purposes if their place of effective management or control is within the PRC.  The Implementation Rules to the New Law provide that non-resident legal entities will be considered PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc. occurs within the PRC.  The Company does not believe that its legal entities organized outside of the PRC should be treated as residents for the New EIT Law’s purposes.  Because substantially all of the Company’s revenues on a consolidated basis are generated in the PRC, and the Company’s legal entities organized outside of the PRC does not generate any taxable income on a standalone basis, even if one or more of the Company’s legal entities organized outside of the PRC were characterized as PRC tax residents, the Company does not expect any significant adverse impact on the Company’s consolidated results of operations.

Aggregate undistributed earnings of the Company’s subsidiaries and VIEs in the PRC that are available for distribution to the Company of approximately $87.4 million at December 31, 2011 are considered to be indefinitely reinvested under FASB ASC 740, and accordingly, no provision has been made for the PRC dividend withholding taxes that would be payable upon the distribution of those amounts to the Company.  However, the actual amount of earnings distributable to the Company from its subsidiaries and VIEs in the PRC could vary as a result of the restrictions and procedures governed by the relevant tax authorities and the State Administration of Foreign Exchange. In an announcement formally made on February 22, 2008, the PRC authorities clarified that the distributions made out of undistributed earnings that arose prior to January 1, 2008 would not give rise to withholding tax.

Under US GAAP, deferred tax liability should be accounted for in respect of the undistributed earnings of the Company’s financial interest in VIE affiliates and domestic subsidiaries.  The Company believes that it is more likely than not that there is no deferred tax liability resulting from the undistributed earnings because the Company has means available under the PRC tax law to recover the investment in its consolidated VIE tax free, including but not limited to the following series of transactions:

·                                          The provision of technical support service by the Company’s PRC wholly owned subsidiary to its consolidated VIE will cause an expense to the consolidated VIE, resulting in the portion of the undistributed earnings of the consolidated VIE being transferred to the Company without incurring any additional income tax expense on the basis that the Company’s PRC wholly owned subsidiary and the consolidated VIE are in the same tax jurisdiction.  The price of the technical support service will be determined on an arm’s length basis.

·                                          The Company would ensure that the significant existing contracts, including the exclusive agency agreements and the contracts for direct investment arrangements, will be signed by a new VIE of the Company upon their renewal or expiry.  Therefore, all the operations in the existing consolidated VIE will be taken by the new VIE without resulting in any capital gain subject to income taxes; and

·                                          The Company or its wholly owned PRC subsidiary would exercise the call option to acquire all the equity interests in the existing consolidated VIE from its equity holders after all the operations have been transferred to the new VIE.  Without any continuing operations or substantial remaining undistributed earnings, the purchase price for the existing consolidated VIE would be approximately valued at its paid-in capital, in which case it is not more likely than not that it would give rise to income tax resulting from any capital gain.

The Group has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits in each case, and has measured the unrecognized tax benefits associated with the tax positions.  Based on this evaluation, the Group has concluded that there are no significant uncertain tax positions requiring recognition in its consolidated financial statements.  The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next twelve months.  The Group classifies interest and/or penalties related to income tax matters in income tax (expenses) benefits.  As of December 31, 2011, there was no interest or penalties related to uncertain tax positions.  The years 2006 to 2011 remain subject to examination by the PRC tax authorities.

SHARE INCENTIVE PLAN	12 Months Ended
Dec. 31, 2011
SHARE INCENTIVE PLAN
SHARE INCENTIVE PLAN

16.                               SHARE INCENTIVE PLAN

On December 8, 2006, the Group adopted the 2006 share incentive plan (the “Plan”) which allows the Group to offer a variety of incentive awards to consultants and employees.  The Group reserved 7,000,000 ordinary shares in 2006 and 2007 for issuance under the Plan.  In December 2008, the total number of share issuable under the Plan was increased to 8,000,000 shares.

In 2009, the Group granted 649,550 share options to employees with exercise prices ranging from $5.48 to $8.53.  In 2009, the Group also granted 500,000 restricted shares to consultants and employees.  In 2010, the Group granted 379,000 share options to employees with exercise prices ranging from $4.32 to $4.71.  In 2010, the Group also granted 470,000 restricted shares to consultants and employees.  In 2011, the Group granted 14,000 restricted shares to employees.  No share options were granted in 2011.

Share Options

The contractual term of the share options granted is generally ten years.  The majority of the share options granted vest 25% after the first year of service and ratably over the remaining 36-month period, and certain of the share options vest contingent upon meeting performance criteria set by the Company over a performance period ranging from 9 months to 48 months from the respective grant dates. For the share options that would vest based on performance conditions, the performance criteria are linked to the employees’ job performance, and at the end of the performance period, the Company determines at its sole discretion whether each employee has met all performance criteria for the vesting of the share options.  The performance criteria do not affect the exercise price or factors other than vesting or exercisability.  Included in the 379,000 share options granted during 2010 are 80,100 options that would vest based on performance conditions.  Included in the 649,550 share options granted during 2009 are 63,700 share options that would vest based on performance conditions.

The fair value of share options granted to employees was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

	2009	2010

Risk-free interest rate	1.11 - 2.69%	0.46% - 2.67%
Expected life	2.5 - 4 years	0.75 - 4 years
Expected volatility	1.18-1.32	0.66 - 1.52
Expected dividends	0%	0%

Expected volatility was determined by reference to the historical volatility of the Company or the average annualized standard deviation of the share price of listed comparable companies.  The expected life of the share options is based on the assumption that they will be exercised evenly throughout the option life.  The risk free interest rate is based on the yield to maturity of the PRC government bond as of the grant date with maturity closest to the relevant option expiry date.

The fair values of share options granted in 2009 and 2010 were determined on a contemporaneous basis by management of the Company with reference to the market value of the Company’s shares.

A summary of share options under the Plan during the years ended December 31, 2009, 2010 and 2011 is presented below:

			Weighted-	Weighted-
	Number	Weighted-	average	average
	of	average	remaining	grant-date
	shares	exercise price	contractual life	fair value

Outstanding as of January 1, 2009	2,768,550	$5.19	8.58	$1.30
Granted
- January 22, 2009	25,100	$6.60		$4.63
- March 4, 2009	47,450	5.81		4.48
- June 17, 2009	55,000	5.48		4.48
- June 29, 2009	250,000	6.03		4.86
- September 6, 2009	76,000	5.85		4.74
- October 8, 2009	196,000	8.53		7.18
Exercised	(423,139)	1.75		0.22
Forfeited	(595,303)	9.69		4.39
Outstanding as of December 31, 2009	2,399,658	$5.10	8.00	$1.87

Granted
- April 2, 2010	172,000	$4.68		$2.58
- April 20, 2010	100,000	4.71		4.71
- September 26, 2010	107,000	4.32		3.78
Exercised	(202,800)	0.76		0.23
Forfeited	(804,034)	8.09		4.14
Outstanding as of December 31, 2010	1,771,824	$4.13	7.34	$1.45

Exercised	(88,334)	1.05		0.18
Forfeited	(128,137)	6.06		3.92
Outstanding as of December 31, 2011	1,555,353	$4.55	6.30	$1.33

Exercisable as of December 31, 2011	1,406,124	$4.44	6.03

Vested or expected to vest as of December 31, 2011	1,555,353	$4.55	6.30

The Company received proceeds of $918,282, $157,533 and $92,840 from exercise of share options by the employees during the years ended December 31, 2009, 2010 and 2011, respectively.

The aggregate intrinsic value of options outstanding, options exercisable and options vested or expected to vest as of December 31, 2011 was $74,322, $72,722, and $74,322, respectively.

The aggregate intrinsic values of share options exercised during the years ended December 31, 2009, 2010 and 2011 were $3,879,831, $1,561,267 and $230,732, respectively.

Restricted shares

A summary of restricted shares under the Plan during the years ended December 31, 2009, 2010 and 2011 is presented below:

		Weighted-
		average
	Number of	grant-date
	shares	fair value

Outstanding as of January 1, 2009	204,889	$8.96
Granted	500,000	5.81
Forfeited	(57,083)	7.25
Vested	(557,083)	6.33
Outstanding as of December 31, 2009	90,723	$8.80
Granted	470,000	4.30
Forfeited	(247,917)	5.78
Vested	(68,917)	6.14
Outstanding as of December 31, 2010	243,889	$3.95
Granted	84,000	1.83
Forfeited	(3,100)	4.33
Vested	(16,764)	5.04
Outstanding as of December 31, 2011	308,025	$3.31

The fair value of restricted shares was determined to be the market value of the common shares on the date of grant.

Restricted shares are granted subject to certain restrictions.  The majority of the restricted shares generally vest 25% after the first year of service and rateably over the remaining 36-month period, and certain of the restricted shares vest based on certain performance conditions.  All the restricted shares granted during 2009 would vest based on certain performance conditions. Included in the 470,000 restricted shares granted during 2010 are 450,000 restricted shares that would vest based on certain performance conditions.

The total share-based compensation expense in relation to share options and restricted shares recognized in the statements of operations for the years ended December 31, 2009, 2010 and 2011 were $4,332,111, $947,505 and $817,673, respectively.

As of December 31, 2011, total unrecognized share-based compensation expenses related to non-vested share options and non-vested restricted shares granted under the Plan amounted to $1,378,909.  Such unrecognized expenses are expected to be recognized over 3 years.

PRC CONTRIBUTION PLAN	12 Months Ended
Dec. 31, 2011
PRC CONTRIBUTION PLAN
PRC CONTRIBUTION PLAN

17.                               PRC CONTRIBUTION PLAN

The Group’s full time employees in the PRC participate in a government-mandated multiemployer defined contribution plan pursuant to which certain medical care unemployment insurance, employee housing fund and other welfare benefits are provided to employees.  The PRC labour regulations require the Group to accrue for these benefits based on certain percentages of the employees’ salaries.  The total contributions for such employee benefits for the years ended December 31, 2009, 2010 and 2011 were $743,516, $1,431,972 and $1,566,848, respectively.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

18.                               COMMITMENTS AND CONTINGENCIES

(a)                                 Lease commitments

The Group has entered into certain leasing arrangements relating to the lease of the Group’s office premises.  Rental expense under operating leases for the years ended 2009, 2010 and 2011 was $1,007,991, $1,660,007 and $1,651,398, respectively.

As of December 31, 2011, the Group was obligated under certain operating leases, relating to the rental of office premises, requiring minimum rental payments as follows:

Year ending December 31,
2012	$1,300,651
2013	715,559
2014	208,408
2015	185,561
2016	46,697
2017 and thereafter	80,479
$2,537,355

(b)                                 Other commitments

The Group has entered into several agreements to pay media costs typically for periods of 5 to 10 years.  As of December 31, 2011, future minimum purchase commitments under these agreements totalled approximately $362,464,000, which would be payable as follow:

Year ending December 31,
2012	$106,202,000
2013	99,916,000
2014	70,414,000
2015	53,682,000
2016	16,014,000
2017 and thereafter	4,528,000
$350,756,000

(c)                                  Litigation with the selling shareholders and former management of DMG

The Company filed a summons with notice in the Supreme Court of the State of New York, which is the trial court there (the “New York Court”) on December 27, 2010 against the selling shareholders and former management of DMG. The summons with notice alleged that the selling shareholders of DMG (i) engaged in an unlawful scheme to induce the Group, through false, deceptive, and misleading statements concerning DMG’s financial condition and performance, to pay a grossly inflated price to purchase DMG in 2010, and (ii) received, or are scheduled to receive, ill-gotten gains from this unlawful scheme. The summons with notice further alleged that the Group is owed indemnification from an escrow fund, established at the time of the purchase, as a result of breaches of representations and warranties contained in the merger agreement pursuant to which we acquired DMG (the “Merger Agreement”). The claims summarized in the summons with notice were set forth in a more detailed complaint filed by the Company on February 2, 2011.

On February 25, 2011, Gobi Partners, Inc., Gobi Fund, Inc., Gobi Fund II, L.P., Oak Investment Partners XII, L.P., and Thomas Gai Tei Tsao (collectively, the “Former DMG Shareholders”) filed a countersuit in the New York Court against by the Company. The complaint in that lawsuit alleges that the Company breached certain agreements related to the DMG Acquisition by (i) declining to make certain installment payments that the Former DMG Shareholders claim they were entitled to receive and (ii) declining to take steps to facilitate the transfer of Company stock that the Former DMG Shareholders claim to be entitled to receive in connection with the DMG Acquisition. The Former DMG Shareholders also seek specific enforcement of the contracts at issue, compensatory damages in an amount to be determined at trial, and permanent and preliminary injunctive relief compelling the Company to comply with the parties’ agreement. The Company denied the material allegations of the complaint by the Former DMG Shareholders and asserted a counterclaim for breach of contract arising from the destruction of DMG’s electronic data prior to deliver to the Company.

Also on February 25, 2011 the Former DMG Shareholders filed motions against the Group for various relief. They sought to dismiss most of the claims in the Company’s complaint as well as the Company’s counterclaim based on destruction of DMG’s electronic data. They also sought (i) an order of attachment against the Company in the amount of $30 million plus interest, on account of a post-closing payment of that amount which the Former DMG Shareholders alleged to be due, and (ii) an order directing the Company to transfer assets into the United States to secure a prospective judgment.  The Former DMG Shareholders also filed a motion for a preliminary injunction to compel the Company to remove the restrictive legend on the Company’s ordinary shares received by the Former DMG Shareholders in connection with the DMG Acquisition, and to provide consents or authorizations to convert those shares into freely tradable American Depository Shares.

On November 3, 2011 the New York Court decided the pending motions in the above lawsuits. It granted the motion to dismiss the Group’s fraud, unjust enrichment and declaratory judgment claims, as well as our breach of contract claim based on the destruction of DMG’s electronic data. The New York Court denied the Former DMG Shareholders’ motion to dismiss the Group’s indemnification claim for not less than$2,785,633 but granted their motion to attach the Group’s assets in the amount of $30million plus interest, as security in the event the Former DMG Shareholders were successful in their monetary claims against the Group. The ruling also required the Former DMG Shareholders to file a $500,000 undertaking in the event that it is ultimately determined that they were not entitled to the attachment. Finally, the New York Court denied the Former DMG Shareholders’ request to compel the Group to release the restrictions on the stock certificates they received, noting that any injury they may have suffered as a result of the alleged failure to release those restrictions would be compensable in monetary damages.

On November 11, 2011 the Group filed an appeal from the New York Court’s orders.

On November 21, 2011 the Former DMG Shareholders filed a motion for partial summary judgment in the New York Court, seeking a judgment against the Company of $60 million plus interest for the Company’s failure to make $60 million in post-closing payments claimed to be due for the DMG Acquisition. They also filed a motion to confirm the order of attachment previously entered in the amount of $30 million plus interest. The Company believes that the Former DMG Shareholders’ claims and related motions are without merit and intend to vigorously defend the claims and oppose the motions. Management believes it is difficult to assess the prospects for the pending motions or, if they are decided by the New York Court adversely to the Group, the prospects of obtaining a reversal on appeal. Consequently, management is unable to predict the ultimate outcome of the matter. Management notes, however, that the exposure of the Company includes the following possible outcomes, if not overturned on appeal:

a)             the Former DMG Shareholders’ motion for summary judgment might be granted, and they might obtain a judgment in the amount of $60 million plus interest;

b)             the Former DMG Shareholders might be successful in obtaining (i) an order requiring the Group to release the restrictive legend on the stock that the Former DMG Shareholders received in consideration for the DMG Acquisition or (ii) damages arising out of the failure to remove the restriction;

c)              the Group might not succeed in recovering on its claim with respect to the indemnity escrow (in which it seeks$2,785,633), and the Former DMG Shareholders might succeed in compelling the escrow to be turned over to them; and

d)             the orders of attachment might be confirmed.

Although the Company continues to claim in the pending litigation in the New York Court, and expect to on appeal that no further consideration should be paid to the Former DMG Shareholders, the consideration provided for in the Merger Agreement has been fully provided for in the consolidated financial statements (See Note 3). In addition, and accrued interest of $3,375,000 on the unpaid but challenged post-closing consideration of $60 million provided for in the Merger Agreement has been recorded and included in accrued expenses and other current liabilities (See Note 13). The Company has made these provisions because management considers that, unless the Company succeeds on appeal, payment of such amounts is probable based on the November 3, 2011 order of the New York Court. Management estimates that the further potential loss that could result from this litigation may be as much as $40 million as of date of this report, but management considers such potential loss merely reasonably possible but not probable in accordance to ASC 450, due to uncertainty. The litigation is still in progress as of the date of this report.

(d)                                 Other

The National Standard of Frame Structure and Channel Code and Modulation of Digital Television Ground Broadcasting Transmission System (the “National Standard”), was approved by the Standardization Administration of the PRC on August 18, 2006, and became effective on August 1, 2007.  On March 27, 2006, the PRC State Administration of Radio, Film and Television (“SARFT”) promulgated the Notice Concerning Experimental Mobile Digital Television (the “March Notice”), which required all of the Group’s local operating partners must adopt the National Standard for their mobile digital television operations and the SARFT has officially issued a notice to require some of the Group’s local operating partners and direct equity investment entities to complete the adoption of the National Standard by June 30, 2010.  As of December 31, 2011, the mobile digital television network of the Group’s direct equity investment entities and the digital television broadcasting infrastructure of the Group’s local operating partners in 11 cities have been converted to the National Standard, but those in another 8 cities have not yet completed the conversion and do not meet the requirements of the National Standard.  The Group’s direct equity investment entities and local operating partners may be required to spend significant capital and other resources, including on new equipment, to convert their digital television broadcasting infrastructure to the National Standard.  Under some of the Group’s exclusive advertising agency agreements, the Group may be responsible for a portion of such expenditures in 5 of the 8 cities that have not yet completed the conversion.  The total cost of converting the equipment to the National Standard in these 5 cities is not expected to exceed $2 million.  However, the Group and its local operating partners in these 5 cities have not yet determined the allocation of such capital expenditures, and there is no reliable basis for management to accurately estimate the amount and timing of capital expenditures required for these local operating partners, therefore, no accrual for such liability has been made in the consolidated financial statements.

SEGMENT AND GEOGRAPHIC INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT AND GEOGRAPHIC INFORMATION
SEGMENT AND GEOGRAPHIC INFORMATION

19.                               SEGMENT AND GEOGRAPHIC INFORMATION

The Group operates and manages its business as a single segment.  The Group’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group.

Geographical information

The Group operates in the PRC and all of the Group’s identifiable assets are located in the PRC.

Although the Group operates in multiple cities in the PRC which include Beijing, Shanghai, Guangzhou, Shenzhen, Nanjing and the other cities, it believes it operates in one segment as the Group provides services to customers irrespective of their locations.  Accordingly all relevant information about the Group’s operations can be found in the consolidated financial statements.

Major Customers

The Group contracts either directly with advertisers or through advertising agents.  The Group had contracted with the following advertisers or advertising agents that accounted for 10% or more of the total advertising service revenue:

	Percentage of revenue
	2009	2010	2011

Customer A	N/A	10.6%	N/A

There is no accounts receivable from individual customer with balances over 10% of the total accounts receivable as of December 31, 2010 and 2011.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

20.                               RELATED PARTY TRANSACTIONS

(a)                                 Details of amounts due from related parties as of December 31, 2010 and 2011 are as follows:

	December 31,
	2010	2011

Chengdu Mobile	$—	$76,579
Haerbin Mobile	284,107	332,170
Hubei Mobile	217,939	111,014
Jilin Mobile	417,995	300,662
Suzhou Mobile	—	72,415
Changzhou Mobile	29,074	37,819
Shenzhen Mobile	1,854,810	176,849
Guangtong Mobile	90,747	17,710
Zhongguanguoji	131,748	176,745
A noncontrolling shareholder	151,245	181,037
DMG Chongqing	—	566,724
Director and management of the Company	—	394,352
	$3,177,665	$2,444,076

The amounts due from related parties are non-interest bearing and repayable on demand.

(b)                                 Details of amounts due to related parties as of December 31, 2010 and 2011 are as follows:

	December 31,
	2010	2011

Chengdu Mobile	$510,018	$—
Dalian Mobile	19,784	128,033
Haerbin Mobile	3,123	4,054
Hubei Mobile	30,560	4,532
Henan Mobile	23,603	76,972
Ningbo Mobile	271,839	238,200
Changzhou Mobile	2,423	2,522
Zhongguanguoji	834,365	868,450
Shenzhen Meidi Zhiye Development Co., Ltd. (“Zhiye”)	56,346	83,069
Shenzhen Champs Elysees Renovations Co., Ltd. (“Champs Elysees”)	—	3,679
Eastlong Huatong	—	6,170
	$1,752,061	$1,415,681

The amounts due to related parties are non-interest bearing and repayable on demand.

Zhiye is a company in which the Chief Executive Officer of the Company holds a beneficial interest and Champs Elysees is a company in which the Chief Executive Officer’s wife holds a beneficial interest.

The amounts due from/to related parties mainly arise from trading transactions with related parties (such as receipt of services rendered by related parties) and payments of expenses on behalf of the related parties.

(c)                                  Advertising equipment revenue from investee companies

The Group sold digital equipment at negotiated price to related parties for a total revenue amount of, nil, nil and $219,918 for the years ended December 31, 2009, 2010 and 2011, respectively.

	Year ended December 31,
	2009	2010	2011

Shenzhen Mobile	$—	$—	$219,918

(d)                                 Services rendered by investee companies

The Group has received broadcasting service and other services from related parties at negotiated prices for a total amount of $10,251,290, $16,357,610 and $15,745,255 for the years ended December 31, 2009, 2010 and 2011, respectively.  Details are as follows:

	Year ended December 31,
	2009	2010	2011

Chengdu Mobile	$1,105,108	$1,814,631	$1,930,094
Dalian Mobile	1,178,596	1,308,066	1,511,008
Guangtong Mobile	521,450	884,801	1,107,789
Jilin Mobile	451,700	483,320	537,920
Hubei Mobile	617,992	795,583	987,133
Haerbin Mobile	15,286	18,104	3,990
Ningbo Mobile	1,281,127	1,264,212	1,380,029
Suzhou Mobile	303,346	663,863	774,677
Changzhou Mobile	408,225	—	—
Henan Mobile	101,198	171,908	355,111
Shenzhen Mobile	4,267,262	8,769,071	7,157,504
Zhongguangguoji	—	184,051	—
	$10,251,290	$16,357,610	$15,745,255

(e)                                  Rental expense

During the years ended December 31, 2009, 2010 and 2011, the Group rented office space from Zhiye.  The rate for rent was determined based on negotiated prices.  The rental expense payable to Zhiye for the years ended December 31, 2009, 2010 and 2011 was $191,758, $154,153 and $216,317, respectively.

(f)                                   Others

For the years ended December 31, 2009, 2010 and 2011, the Group paid office decoration charges of $236,124, $270,864 and $195,788, respectively, to Champs Elysees.  During the years ended December 31, 2009, 2010 and 2011, the Group also paid property management fees and utility expenses of $26,820, $28,702 and $29,172 respectively, to Champs Elysees.

PROFIT APPROPRIATION	12 Months Ended
Dec. 31, 2011
PROFIT APPROPRIATION
PROFIT APPROPRIATION

21.                               PROFIT APPROPRIATION

In accordance with the Regulations on Enterprises with Foreign Investment of China and the articles of association of the Company’s subsidiaries, the Company’s subsidiaries, being foreign invested enterprises established in China, are required to provide certain statutory reserve funds, namely general reserve fund, enterprise expansion fund and staff welfare and bonus funds, all of which are appropriated from net profit as reported in their PRC statutory accounts.  The Company’s subsidiaries are required to allocate at least 10% of their after-tax profits to the general reserve fund until such fund has reached 50% of their respective registered capital.  Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors of the Company’s subsidiaries.

In accordance with the PRC Company Laws, the Company’s VIEs and their subsidiaries must make appropriations from their after-tax profits as reported in their PRC statutory accounts to non-distributable reserve funds, namely statutory surplus fund, statutory public welfare fund and discretionary surplus fund.  The Company’s VIEs and their subsidiaries are required to allocate at least 10% of their after-tax profits to the statutory surplus fund until such fund has reached 50% of their respective registered capital.  Appropriations to the statutory public welfare fund and discretionary surplus fund are at the discretion of the Company’s VIEs and their subsidiaries.

The general reserve fund and statutory surplus fund are restricted to set-off against losses, expansion of production and operation and increasing registered capital of the respective company.  The staff welfare and bonus fund and statutory public welfare fund are restricted to capital expenditures for the collective welfare of employees.  These reserves are not allowed to be transferred to the Company in terms of cash dividends or loans or advances, nor can they be distributed except under liquidation.

There were no appropriations to reserves by the Company other than the Company’s VIEs and certain of the VIEs’ subsidiaries in the PRC during any of the periods presented.  During the years ended December 31, 2009, 2010 and 2011, approximately $4,249,280, $34,442 and $137,945 was appropriated from retained earnings to the statutory surplus fund, respectively, which are included in the accumulated deficit of the Group.

RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2011
RESTRICTED NET ASSETS
RESTRICTED NET ASSETS

22.                               RESTRICTED NET ASSETS

Under PRC laws and regulations, there are certain restrictions on the Company’s PRC subsidiaries and VIEs with respect to transferring certain of their net assets and reserves to the Company either in the form of dividends, loans, or advances.  Amounts restricted include restricted cash, paid up capital and statutory reserves of the Company’s PRC subsidiaries and VIEs, totalling approximately $150.2 million and $156.8 million as of December 31, 2010 and 2011, respectively.

CONDENSED FINANCIAL INFORMATION OF REGISTRANT - SCHEDULE I	12 Months Ended
Dec. 31, 2011
CONDENSED FINANCIAL INFORMATION OF REGISTRANT - SCHEDULE I
CONDENSED FINANCIAL INFORMATION OF REGISTRANT - SCHEDULE I

CONDENSED FINANCIAL INFORMATION OF REGISTRANT - SCHEDULE I

BALANCE SHEETS

(Amounts in U.S. Dollars (“$”), except number of shares)

	December 31,
	2010	2011

ASSETS
Current Assets:
Cash and cash equivalents	$14,788,170	$179,170
Amounts due from subsidiaries	87,821,975	148,613,908
Prepaid expenses and other current assets	364,357	595,300
Total current assets	$102,974,502	$149,388,378

Non-current Assets:
Fixed assets, net	$71,384	$49,091
Investment in subsidiaries and variable interest entities	136,475,828	143,151,648
Total non-current assets	136,547,212	143,200,739
TOTAL ASSETS	$239,521,714	$292,589,117

LIABILITIES AND EQUITY
Current Liabilities:
Amounts due to subsidiaries	$23,906,496	$4,974,136
Accrued expenses and other current liabilities	830,214	4,430,612
Total liabilities	$24,736,710	$9,404,748

Non-current Liabilities:

Equity
Common shares ($0.0001 par value; 200,000,000 shares authorized; 84,894,888 and 101,313,015 shares issued and outstanding as of December 31, 2010 and 2011, respectively)	$8,490	$10,131
Additional paid-in capital	273,934,960	341,963,008
Accumulated deficit	(80,714,396)	(93,217,688)
Accumulated other comprehensive income	21,555,950	34,428,918
Total VisionChina Media Inc. shareholders’ equity	$214,785,004	$283,184,369
TOTAL LIABILITIES AND EQUITY	$239,521,714	$292,589,117

CONDENSED FINANCIAL INFORMATION OF REGISTRANT - SCHEDULE I

STATEMENTS OF OPERATIONS

(Amounts in U.S. Dollars (“$”), except number of shares)

	Year ended December 31,
	2009	2010	2011

General and administrative expenses	$(5,711,551)	$(2,560,680)	$(6,542,591)
Equity in income (loss) of subsidiaries and variable interest entities	32,260,524	(148,454,480)	(6,197,150)
Operating profit (loss)	26,548,973	(151,015,160)	(12,739,741)
Interest income	54,030	1,303	332,608
Interest expense	—	(324,365)	(96,159)
Net income (loss)	$26,603,003	$(151,338,222)	$(12,503,292)

CONDENSED FINANCIAL INFORMATION OF REGISTRANT - SCHEDULE I

STATEMENTS OF CHANGES OF SHAREHOLDERS’ EQUITY AND COMPREHENSIVE INCOME (LOSS)

(Amounts in U.S. Dollars (“$”), except number of shares)

					Accumulated
			Additional		other	Total
	Common shares		paid-in	Accumulated	comprehensive	shareholders’	Comprehensive
	Number	Amount	capital	(deficit) profit	income	equity	income (loss)

Balance at January 1, 2009	71,819,442	$7,182	$190,694,719	$44,020,823	$10,350,490	$245,073,214
Shares repurchase	(658,980)	(66)	(3,582,449)	—	—	(3,582,515)
Exercise of share options	423,139	42	918,240	—	—	918,282
Restricted shares	557,083	56	(56)	—	—	—
Share-based compensation	—	—	4,332,111	—	—	4,332,111
Foreign currency translation adjustment	—	—	—	—	(362,739)	(362,739)	$(362,739)
Net income	—	—	—	26,603,003	—	26,603,003	26,603,003
Total comprehensive income							$26,240,264

Balance at December 31, 2009	72,140,684	$7,214	$192,362,565	$70,623,826	$9,987,751	$272,981,356
Share issued for DMG Acquisition	8,476,013	848	67,566,538	—	—	67,567,386
Shares issued to certain subscribers	4,006,474	401	12,900,846	—	—	12,901,247
Exercise of share options	202,800	20	157,513	—	—	157,533
Restricted shares	68,917	7	(7)	—	—	—
Share-based compensation	—	—	947,505	—	—	947,505
Foreign currency translation adjustment	—	—	—	—	11,568,199	11,568,199	$11,568,199
Net loss	—	—	—	(151,338,222)	—	(151,338,222)	(151,338,222)
Total comprehensive loss							$(139,770,023)

Balance at December 31, 2010	84,894,888	$8,490	$273,934,960	$(80,714,396)	$21,555,950	$214,785,004
Shares issued to certain subscribers	17,375,479	1,737	68,995,004	—	—	68,996,741
Share repurchases	(1,062,450)	(106)	(1,877,459)	—	—	(1,877,565)
Exercise of share options	88,334	8	92,832	—	—	92,840
Restricted shares	16,764	2	(2)	—	—	—
Share-based compensation	—	—	817,673	—	—	817,673
Foreign currency translation adjustment	—	—	—	—	12,872,968	12,872,968	$12,872,968
Net loss	—	—	—	(12,503,292)	—	(12,503,292)	(12,503,292)
Total comprehensive income							$369,676
Balance at December 31, 2011	101,313,015	10,131	341,963,008	(93,217,688)	34,428,918	283,184,369

CONDENSED FINANCIAL INFORMATION OF REGISTRANT - SCHEDULE I

STATEMENTS OF CASH FLOWS

(Amounts in U.S. Dollars (“$”), except number of shares)

	Year ended December 31,
	2009	2010	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$26,603,003	$(151,338,222)	$(12,503,292)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	17,917	22,292	22,293
Equity in (income) loss of subsidiaries and variable interest entities	(32,260,524)	148,454,480	6,197,150
Share-based compensation	4,332,111	947,505	817,673
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	278,663	(361,918)	(230,945)
Amounts due from subsidiaries	(50,000,342)	(19,707,410)	(60,791,933)
Accrued expenses and other current liabilities	123,091	(997,299)	3,600,398
Net cash used in operating activities	(50,906,081)	(22,980,572)	(62,888,656)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of fixed assets	(45,581)	—	—
Advances from (to) subsidiaries	6,157,970	17,748,526	(18,932,360)
Investments in subsidiaries	(1)	—	—
Net cash provided by (used in) investing activities	6,112,388	17,748,526	(18,932,360)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of share option, net of issuance cost of nil	918,282	157,533	92,840
Payments of direct offering expenses	(278,902)	—	—
Share repurchases	(5,037,171)	—	(1,877,565)
Proceeds from issuance of common shares	—	12,901,247	68,996,741
Net cash (used in) provided by financing activities	(4,397,791)	13,058,780	67,212,016
Net (decrease) increase in cash and cash equivalents	(49,191,484)	7,826,734	(14,609,000)

Cash and cash equivalents at the beginning of the year	56,152,920	6,961,436	14,788,170
Cash and cash equivalents at the end of the year	$6,961,436	$14,788,170	$179,170

Non-cash financing and investing activities:
Shares issued as part of consideration for acquisition of subsidiaries	—	67,567,386	—

CONDENSED FINANCIAL INFORMATION OF REGISTRANT - SCHEDULE I

(Amounts in U.S. Dollars (“$”))

Schedule 1 has been provided pursuant to the requirements of Rules 12-04(a) and 4-08(e)(3) of SEC Regulation S-X, which require condensed financial information as to financial position, changes in financial position and results of operations of a parent company as of the same dates and for the same periods for which audited consolidated financial statements have been presented when the restricted net assets of consolidated and unconsolidated subsidiaries together exceed 25 percent of consolidated net assets as of the end of the most recently completed fiscal year.  As of December 31, 2010 and 2011, approximately $150.2 million and $156.8 million of the registered capital, statutory reserves and restricted cash are not available for distribution, respectively, and as such, the condensed financial information of VisionChina Media Inc. has been presented for the years ended December 31, 2009, 2010 and 2011.

Basis of Presentation

For the purposes of the presentation of the parent company only financial information, the Company records its investment in subsidiaries under the equity method of accounting as prescribed in FASB ASC 323, Investments in Equity Method and Joint Ventures. Such investment is presented on the balance sheet as “Investment in subsidiaries and variable interest entities” and the Company’s share of the subsidiaries’ net income as “Equity in income (loss) of subsidiaries and variable interest entities” in the statements of operations.